UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


         Post-Effective Amendment No. 5               X

                                 and/or
    REGISTRATION STATEMENT UNDER THE INVESTMENT
    COMPANY ACT OF 1940


     Amendment No. 5                             X

                         (Check appropriate box or boxes.)

    The Staar Investment Trust
    (Exact Name of Registrant as Specified in Charter)

    604 McKnight Park Drive, Pittsburgh, PA           15237
     (Address of Principal Executive Offices)     Zip Code)

    Registrant's Telephone Number(including Area Code)(412) 367-9076

    J. Andre Weisbrod, 604 McKnight Park Drive, Pittsburgh, PA, 15237 (Name and Address of Agent for Services)


    Copies to Alan Z. Lefkowitz, Esquire, Kabala & Geeseman, 200
    First Avenue, Pittsburgh, PA  15222

    It is proposed that this filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b)

         on ______________ pursuant to paragraph (b)

         X 60 days after filing pursuant to paragraph (a)

        on ________________ pursuant to paragraph (a) of Rule
         485
    As soon as possible after the effective date of the Registration under the Securities Act of 1933

                   THE STAAR INVESTMENT TRUST



                            PROSPECTUS

                          September 10, 1999






    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
    BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
    COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
    PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
    CRIMINAL OFFENSE.



                                  Contents

Information specific to each fund you should know before investing
Intermediate Bond Fund (IBF)                   1
Long Term Bond Fund (LTBF)                     5
Larger Company Stock Fund (LCSF)               9
Smaller Company Stock Fund (SCSF)              13
International Fund (INTF)                      17
AltCat Fund (ACF)                              21

Information common to all of the funds
Management                                     25
Buying Shares                                  25
Minimum Investment                             26
Exchanging Shares                              26
Selling Shares                                 26
Investor Services                              27
Policies                                       27
Where To Learn More About the Funds            Back Cover

RISK/RETURN SUMMARY

Intermediate Bond Fund (IBF)
A High Grade General Bond Fund


GOAL:  Income with a concern for safety for principal.

PRINCIPAL INVESTMENT STRATEGIES:
     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. At least 65% of its assets must be invested in debt instruments with a dollar-weighted average maturity of between three (3) years and ten (10) years. At least 40% of its assets must be invested in securities issued, guaranteed or otherwise backed by the U.S. government or government agencies.

TEMPORARY INVESTMENTS
The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in bonds as described above.

MAIN RISKS:

It is possible to lose money by investing in this Fund. The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Share values may decrease if one or more holdings are downgraded or default on interest payments. Income dividends can decrease if interest rates go down. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

The following bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. While the Fund has less than two full years of operations, the Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


7.41%
1998

The Fund's highest and lowest quarterly returns during this time period were:

Highest: 3.80% (quarter ending 9/30/98)
Lowest: 1.45% (quarter ending 3/31/98)

Average Annual Total Returns
For the periods ended December 31, 1998

                                                 1 Year    Life*
STAAR Intermediate Bond Fund (IBF)               7.4%      8.3%
Lehman Bros. Intermediate Govt/Corp Bond Index1  8.4%      9.4%
Morningstar Interm-Term Bd. Fds. Category Avg.2  7.3%      9.5%

*Since the Fund's public inception on 5/28/97. The Fund was in existence from 4/4/96 to 5/28/97 as a private trust. There were no operational changes as a result of public inception, and performance data from private inception is available from Shareholder Services.

1 The Lehman Bros. Intermediate Government/Corporate Index is a broad bond market index including both corporate investment grade and government (Treasury and gov. agency)indexes including bonds with maturities up to 10 years. The published returns are total returns including reinvestment of dividends. The index is unmanaged and does not have expenses. For purposes of this prospectus, this is the primary comparison index.

2 The Morningstar Intermediate-Term Bond Category is an average of the total returns of all bond funds tracked and categorized as such by Morningstar.

FEES AND EXPENSES:

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/98.

Annual Operating Expenses (deducted from fund assets)
   Management Fees 1                                               0.49%
   12b-1 Fees (for distribution and service) 2                     0.25%
   Other Expenses 3                                                0.09%
   Total Annual Fund Operating Expenses                            0.58%

   1 Management fees include services in addition to investment advisory services, including shareholder, transfer agency, accounting, custodial, legal and other services. These services are included in the Advisory Agreement.

   2 These are maximum fees. The Fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. These fees may not exceed .25% annually of average net assets. The plan was presented to shareholders via mail on August 26, 1998 and voted on and approved by them on September 3, 1998. Sales of shares subject to 12b-1 fees in 1998 were insignificant. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

   3 Other expenses may include trustee compensation, federal and state filing fees and other expenses as approved by the trustees. Filing fees are required by states for the privilege of selling shares in those states.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested and that the fund's operating expenses stay the same. Any 12b-1 fees paid by the Fund are included.

Year 1  Year 3  Year 5  Year 10
$58     $183    $320    $730


INVESTMENT STRATEGIES AND RELATED RISKS

     The Intermediate Bond Fund's objective is to produce income with a concern for safety for principal.
     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. These may include U.S.
Treasury Notes or Bonds and debt instruments issued by agencies such as the Federal National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Student Loan
Marketing Association and the Tennessee Valley Authority. Debt instruments issued by companies (corporate bonds) may include Senior and Junior bonds and debentures. Senior issues are secured obligations, which are backed by a legal claim on specific property of the issuer. Junior bonds and debentures are not secured by any collateral.
     The Fund's strategy includes a limitation to investment grade debt instruments (bonds). At the time of purchase, instruments will be rated AAA, AA, A or BBB by Standard & Poors
Corporation or Moody's Investor's Services. These top four categories are considered to be "investment grade". If a holding's rating falls below
BBB, the manager will consider the size of the holding and the circumstances causing the lower rating before selling. The manager may hold a lower-rated security if there is reasonable cause to believe that holding it will be advantageous to the shareholders.
     At least 40% of its assets must be invested in securities issued by the U.S. government or government agencies.
     This emphasis on quality will tend to produce a lower dividend yield than funds that invest more in lower-rated bonds. However, it will also provide greater safety of principal.
     Bonds will normally have a maturity of between two (2) and ten (10) years when purchased. The average weighted maturity of the bonds held by the fund is intended to be no less than three (3) and no more than seven (7) years.
	The investment strategy includes intent to hold most bonds to maturity and minimize trading unless market conditions or liquidity requirements make such transactions advisable. This is to keep a stable portfolio base and lower transaction costs.
     In deciding to buy, hold or sell a particular bond, the manager considers a number of factors. First, the manager considers the general trend of interest rates to determine whether a longer or shorter maturity is more desirable. Second, the manager compares differences in yield against quality ratings to determine whether a particular issue is more or less attractive than an alternative.  Third, the manager will consider any call provisions.
Fourth, the manager may consider the bond's price in relation to its maturity or call price. Fifth, the manager will consider any income tax effects of the transaction. Sixth, the manager will consider any changes in ratings or the financial condition of the issuers of bonds held in the portfolio.
     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern.

      As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money.

Interest Rate Changes -- The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Generally, bonds with shorter maturities are affected less by interest rate changes than those with longer maturities.

Default Risk -- If the issuer of a bond finds itself in financial difficulties, it could delay payment on the interest it owes to investors. If an issuer entered bankruptcy, interest payments would likely stop all together and the bond holder would have to wait until the bankruptcy proceedings were concluded to find out how much (if any) of the amount invested would be returned to the investor.

Credit Rating Changes -- Independent organizations rate the creditworthiness of bond issuers. A high rating means the issuer is considered to be sound financially and presents a low risk of default. If an issuer's rating is lowered, this will tend to have a negative impact on a bond's price.

Income is affected when Interest Rates Change -- The dividend income per share could decrease when interest rates fall.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.


Year 2000 Issues
     The Fund could be adversely affected if the computers used by the Trust or any of its third-party service providers do not properly process date-related information. The Trust and its managers recognize the importance of this problem and they have diligently taken steps to address it. In-house systems have been tested, contingency plans formulated and inquiries have been made to all service providers. The manager has considered the effect of Y2K risks to each of the securities underlying the portfolio.
     The interdependencies on multiple computer systems are significant. While we are confident that our internal systems will be compliant, and that most of our service providers are expressing similar confidence, there can be no assurance or guarantee that there will be no interruptions, delays or other adverse effects on the Funds.

FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

Selected Per-Share Data
                               Year End December 31
                                           1998    1997*

Net Asset Value Beg. of Period             $10.22  $9.97

Net Investment Income                      0.57    0.33

Net realized and unrealized
gains on securities                        0.19    0.21

Total income from investment operations    0.76    0.54

Dividends from net Investment Income       -0.51   -0.28

Distributions From Capital Gains           -0.02   -0.01

Total Distributions                        -0.53   -0.29

Net Asset Value, end of year               $10.45  $10.22

Total Return (%)                           7.4%    5.4%*

Ratios/Supplemental Data

Net Assets at End of Year (in $1000's)     $1154   $622

Ratio of Expenses
to Average Net Assets (%) **               0.58%   0.58%

Ratio of Net Investment Income
to Average Net Assets (%)                  5.48%   3.26%

Portfolio Turnover Rate                    22.54%  6.78%


* Data shown for 1997 is not representative of a full year's operation because the public inception date of the six series funds was May 28, 1997.
Advisory Fees of $.01 per share in 1998.

** Such ratios are after effect of advisory fees waived of .13% in 1998 and .13% in 1997.

RISK/RETURN SUMMARY

Long Term Bond Fund (LTBF)
A High Grade General Bond Fund

GOAL:  Income with a concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGIES:
     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. At least 65% of its assets must be invested in debt instruments with a dollar-weighted average maturity of over ten (10) years. At least 40% of its assets must be invested in securities issued, guaranteed or otherwise backed by the U.S. government or government agencies.

TEMPORARY INVESTMENTS
The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in bonds as described above.

MAIN RISKS:
     It is possible to lose money by investing in this Fund. The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Share values may decrease if one or more holdings are downgraded or default on interest payments. Longer-term bonds generally have higher volatility than shorter-term bonds. Income dividends can decrease if interest rates go down. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

Page 7
PERFORMANCE:

BAR CHART & TABLE

The following bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. While the Fund has less than two full years of operations, the Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


8.63%
1998

The Fund's highest and lowest quarterly returns during this time period were:

Highest: 4.86% (quarter ending 09/30/98)
Lowest:  0.76% (quarter ending 3/31/98)

Average Annual Total Returns
For the periods ended December 31, 1998

                                               1 Year    Life*
STAAR Long Term Bond Fund (LTBF)               8.6%      12.8%
Lehman Bros. Long Term Gov/Corp Index1         11.8%     16.8%
Morningstar Long Term Bd. Fds. Category Avg.2  6.4%      10.1%

*Since the Fund's public inception on 5/28/97. The Fund was in existence from 4/4/96 to 5/28/97 as a private trust. There were no operational changes as a result of public inception, and performance data from private inception is available from Shareholder Services.

1 The Lehman Bros. Long Term Government/Corporate Bond Index is a broad bond-based market index, which includes both the LB Government and the LB Corporate Bond Indexes. Both include bonds having maturities of 10 years or longer. Published returns are total returns including reinvested dividends. The indexes are unmanaged and do not have expenses. For purposes of this prospectus, this is the primary comparison index.

2 The Morningstar Long-Term Bond Category is an average of the total returns of all bond funds tracked and categorized as such by Morningstar.

FEES AND EXPENSES:
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/98.

Annual Operating Expenses (deducted from fund assets)
   Management Fees 1                                               0.55%
   12b-1 Fees (for distribution and service) 2                     0.25%
   Other Expenses 3                                                0.09%
   Total Annual Fund Operating Expenses                            0.64%

   1 Management fees include services in addition to investment advisory services, including shareholder, transfer agency, accounting, custodial, legal and other services. These services are included in the Advisory Agreement.

2 These are maximum fees. The Fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. These fees may not exceed .25% annually of average net assets. The plan was presented to shareholders via mail on August 26, 1998 and voted on and approved by them on September 3, 1998. Sales of shares subject to 12b-1 fees in 1998 were insignificant. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

   3 Other expenses may include trustee compensation, federal and state filing fees and other expenses as approved by the trustees. Filing fees are required by states for the privilege of selling shares in those states.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested and that the fund's operating expenses stay the same. Any 12b-1 fees paid by the Fund are included.

Year 1  Year 3  Year 5  Year 10
$69     $218    $381    $868


INVESTMENT STRATEGIES AND RELATED RISKS

     The Long Term Bond Fund's main objective is to produce income with a concern for safety for principal.
     The Fund invests, under normal conditions, in a mix of U.S.
Government, Government Agency and Corporate debt instruments. These may include U.S. Treasury Notes or Bonds and debt instruments issued by agencies such as the Federal National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Student Loan
Marketing Association and the Tennessee Valley Authority. Debt instruments issued by companies (corporate bonds) may include Senior and Junior bonds and debentures. Senior issues are secured obligations, which are backed by a legal claim on specific property of the issuer. Junior bonds and debentures are not secured by any collateral.
     The Fund's strategy includes a limitation to higher quality debt instruments (bonds). At the time of purchase, instruments will be rated
AAA, AA, A or BBB by Standard & Poors Corporation or Moody's Investor's Services. These top four categories are considered to be "investment grade".
If a holding's rating falls below BBB, the manager will consider the size of the holding and the circumstances causing the lower rating before selling.
The manager may hold a lower-rated security if there is reasonable cause to believe that holding it will be advantageous to the shareholders.
     At least 40% of its assets must
be invested in securities issued by the U.S. government or government agencies. This emphasis on quality will tend to produce a lower dividend yield than funds that invest more in lower-rated bonds. However, it will also provide greater safety of principal.
     Bonds will normally have a maturity of over ten (10) years when purchased. The average weighted maturity of the bonds held by the fund is intended to be no less than ten (10) and no more than twenty (20) years.
     The investment strategy includes intent to hold most bonds to maturity and minimize trading unless average maturity considerations, changes in credit quality, market conditions or liq1uidity requirements make such transactions advisable. This is to keep a stable portfolio base and lower transaction costs. The Fund may increase or decrease its cash position depending on risk management and liquidity considerations. While the Fund is not prohibited from using derivatives, its strategy assumes little or no use of derivatives.
      In deciding to buy, hold or sell a particular bond, the manager considers a number of factors. First, the manager considers the general trend of interest rates to determine whether a longer or shorter maturity is more desirable. Second, the manager compares differences in yield against quality ratings to determine whether a particular issue is more or less attractive than an alternative. Third, the manager will consider any call provisions. Fourth, the manager may consider the bond's price in relation to its maturity or call price. Fifth, the manager will consider any income tax effects of the transaction. Sixth, the manager will consider any changes in ratings or the financial condition of the issuers of bonds held in the portfolio.
     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern.

      As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Interest Rate Changes -- The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Generally, bonds with shorter maturities are affected less by interest rate changes than those with longer maturities; therefore, the longer the maturity, the greater the change in value when interest rates go up or down.

Default Risk -- If the issuer of a bond finds itself in financial difficulties, it could delay payment on the interest it owes to investors. If an issuer entered bankruptcy, interest payments would likely stop all together and the bond holder would have to wait until the bankruptcy proceedings were concluded to find out how much (if any) of the amount invested would be returned to the investor.

Credit Rating Changes -- Independent organizations rate the creditworthiness of bond issuers. A high rating means the issuer is considered to be sound financially and presents a low risk of default. If an issuer's rating is lowered, this will tend to have a negative impact on a bond's price.

Income is affected when Interest Rates Change -- The dividend income per share could decrease when interest rates fall.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

Year 2000 Issues
     The Fund could be adversely affected if the computers used by the Trust or any of its third-party service providers do not properly process date-related information. The Trust and its managers recognize the importance of this problem and they have diligently taken steps to address it. In-house systems have been tested, contingency plans formulated and inquiries have been made to all service providers. The manager has considered the effect of Y2K risks to each of the securities underlying the portfolio.
     The interdependencies on multiple computer systems are significant. While we are confident that our internal systems will be compliant, and that most of our service providers are expressing similar confidence, there can be no assurance or guarantee that there will be no interruptions, delays or other adverse effects on the Funds.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund
(assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

Selected Per-Share Data

                               Year End December 31
                                           1998    1997*

Net Asset Value beg. of period             $10.81  $10.07

Net investment income                      0.63    0.37

Net realized and unrealized
gains on securities                        0.30    0.78

Total income from investment operations    0.93    1.15

Dividends from net investment income       -0.58   -0.41

Distributions From capital gains           0.00    0.00

Total Distributions                        -0.58   -0.41

Net Asset Value, end of period             $11.16  $10.81

Total Return (%)                           8.6%    11.4%*

Ratios/Supplemental Data

Net Assets at end of period (in $1000's)   $598    $339

Ratio of Expenses
to Average Net Assets (%) **               0.69%   0.70%

Ratio of Net Investment Income
to Average Net Assets (%)                  5.70%   3.54%

Portfolio Turnover Rate                    6.40%   0.00%


* Data shown for 1997 is not representative of a full year's operation because the public inception date of the six series funds was May 28, 1997.
Advisory Fees of $.01 per share were waived in 1998.

** Such ratios are after effect of advisory fees waived of .12% in 1998 and .12% in 1997.

RISK/RETURN SUMMARY

Larger Company Stock Fund (LCSF)
     A fund of funds in which the underlying investments are primarily common stocks of large companies and larger mid-cap companies.

GOAL:  Growth with Some Income

PRINCIPAL INVESTMENT STRATEGIES:
    The Fund invests primarily in other mutual funds that invest in stocks of large and larger mid-sized companies. Open-end and closed-end mutual funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions, at least 65% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks of companies having market capitalization of over $3 billion.
    In terms of market composition, the majority of holdings are intended to represent primarily United States based large companies with market capitalization (size) of $5 billion or more. Some holdings will include larger mid-cap stocks having market capitalization between $3 billion and $5 billion. While some mutual funds owned by the LCSF may own some smaller companies, they are intended to be an incidental portion of the Fund's holdings, i.e. less than 5%.
    A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.
In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style.
Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.
    Most mutual funds and stocks owned are expected to produce some dividend income.

TEMPORARY INVESTMENTS
     The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in stocks as described above.


MAIN RISKS:

     It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general stock market declines. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy stocks. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.


PERFORMANCE:

BAR CHART & TABLE

The following bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. While the Fund has less than two full years of operations, the Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

12.9%
1998


The Fund's highest and lowest quarterly returns during this time period were:

Highest: 17.8% (quarter ending 12/31/98)
Lowest: -12.57% (quarter ending 9/30/98)

Average Annual Total Returns
For the periods ended December 31, 1998

                                             1 Year      Life*
STAAR Larger Company Stock Fund (LCSF)       12.9%      16.7%
Dow Jones Industrials Average 1              18.1%      16.6%
S&P 500 Index 2                              28.6%      28.0%
Morningstar Growth & Inc Fds Category Avg 3  17.9%      20.5%

*Since the Fund's public inception on 5/28/97. The Fund was in existence from 4/4/96 to 5/28/97 as a private trust. There were no operational changes as a result of public inception, and performance data from private inception is available from Shareholder Services.

1 The Dow Jones Industrial Average is an average of the prices of 30 stocks representing different sectors, which is computed by summing the prices and then dividing the total by an adjusted value to account for the effects of stock splits. The index is unmanaged and has no expenses.

2 The S&P500 is a broad market index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average which emphasizes the largest companies.
Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

3 The Morningstar Growth & Income Funds Category is an average of the total returns of all funds tracked and categorized as such by Morningstar.


FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/98.

Annual Operating Expenses (deducted from fund assets)
   Management Fees 1                                               0.90%
   12b-1 Fees (for distribution and service) 2                     0.25%
   Other Expenses 3                                                0.09%
   Total Annual Fund Operating Expenses 4                          0.99%

   1 Management fees include services in addition to investment advisory services, including shareholder, transfer agency, accounting, custodial, legal and other services.
These services are included in the Advisory Agreement.

   2 These are maximum fees. The Fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. These fees may not exceed .25% annually of average net assets. The plan was presented to shareholders via mail on August 26, 1998 and voted on and approved by them on September 3, 1998. Sales of shares subject to 12b-1 fees in 1998 were insignificant. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

   3 Other expenses may include trustee compensation, federal and state filing fees and other expenses as approved by the trustees. Filing fees are required by states for the privilege of selling shares in those states.

   4 This is a "fund of funds". The management fees and expenses of other mutual funds owned by the LCSF are not shown in the above table. The expense ratios of the other mutual funds owned by the LCSF in 1998 ranged from .62% to 1.5% with a median at .88%. These include 12b-1 fees paid by some of the funds owned by the LCSF.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested and that the fund's operating expenses stay the same. Any 12b-1 fees paid by the Fund are included.

Year 1  Year 3  Year 5  Year 10
$99     $312    $547    $1245

INVESTMENT STRATEGIES AND RELATED RISKS
     The Larger Company Stock Fund's objective is to produce long term growth of capital with some income by investing primarily in common stocks of U.S. based large and mid-sized companies, including other mutual funds that invest primarily in such stocks. Larger companies are defined as those having a market capitalization (size) of $3 billion or more.
     The majority of holdings are intended to represent primarily United
States based large companies with market capitalization (size) of $5 billion or more. Some holdings will include larger mid-cap stocks having market capitalization between $3 billion and $5 billion. While some mutual funds owned by the LCSF may own some smaller companies, they are intended to be an incidental portion of the Fund's holdings.
     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a mix of investment styles and portfolios that represent the broad stock market as opposed to any one index. Open-end, closed-end as well as unit trusts may be owned. Individual stocks may also be owned by the Fund.
     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.
     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.
	In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.
      The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Fund's manager or the managers of other mutual funds owned by the Fund may employ derivatives, though such instruments will normally represent a very small portion of the Fund's portfolio, i.e. less than 5%. Derivatives are securities that derive their value based on the value of another asset. Examples include, but are not limited to options and futures contracts.
     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stocks have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an 'up" market.

Changing economic and political conditions -- The stock market and/or individual stocks can be adversely affected by changes in the economy or politics. Recessions, downturns in a particular industry or changes in tax or regulatory laws can cause share values of the Fund to decrease.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

Year 2000 Issues
     The Fund could be adversely affected if the computers used by the Trust or any of its third-party service providers do not properly process date-related information. The Trust and its managers recognize the importance of this problem and they have diligently taken steps to address it. In-house systems have been tested, contingency plans formulated and inquiries have been made to all service providers. The manager has considered the effect of Y2K risks to each of the securities underlying the portfolio. In the case of other mutual funds owned by the Fund, inquiry has been made as to their Y2K preparation.
     The interdependencies on multiple computer systems are significant. While we are confident that our internal systems will be compliant, and that most of our service providers are expressing similar confidence, there can be no assurance or guarantee that there will be no interruptions, delays or other adverse effects on the Funds.

FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


Selected Per-Share Data

                               Year End December 31
                                           1998    1997*

Net asset value beg. of period             $12.16  $11.66

Net investment income                      0.03    0.15

Net realized and unrealized
gains on securities                        1.56    1.39

Total income from investment operations    1.59    1.54

Dividends from net investment income       -0.04   -0.13

Distributions From capital gains           -0.72   -0.91

Total Distributions                        -0.76   -1.04

Net asset value, end of period             $12.99  $12.16

Total Return (%)                           12.9%   13.2%*

Ratios/Supplemental Data

Net assets at end of period (in $1000's)   $1852   $1276

Ratio of expenses
to average net assets (%) **               1.00%   0.25%

Ratio of net investment income
to average net assets (%)                  0.23%   1.81%

Portfolio turnover rate                    30.21%  7.84%


* Data shown for 1997 is not representative of a full year's operation because the public inception date of the six series funds was May 28, 1997.
Advisory Fees of $.05 per share were waived in 1997.

** Such ratios are after effect of advisory fees waived of 0% in 1998 and .25% in 1997.

RISK/RETURN SUMMARY

Smaller Company Stock Fund (SCSF)
   A fund of funds in which the underlying investments are primarily common stocks of small, micro-cap and smaller mid-cap companies.

GOAL:  Long Term Growth

PRINCIPAL INVESTMENT STRATEGIES:
    The Fund invests primarily in other mutual funds in that invest in stocks of small-cap, micro-cap and smaller mid-sized companies. Open-end and closed-end mutual funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions, at least 65% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks of companies having market capitalization of under $3 billion.
     In terms of market composition, the majority of holdings are intended to represent primarily United States based small companies with market capitalization (size) of under $1 billion. Some holdings will include smaller mid-cap stocks having market capitalization between $1 billion and $3 billion. The Fund may also hold Micro-cap stocks having market capitalization of under $100 million. While some mutual funds owned by the SCSF may own some larger companies, they are intended to be an incidental portion of the Fund's holdings, i.e. less than 5%.
     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors. In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style.
Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

TEMPORARY INVESTMENTS
The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in stocks as described above.

MAIN RISKS:

It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general stock market declines. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy stocks. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.


PERFORMANCE:

BAR CHART & TABLE

The following bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. While the Fund has less than two full years of operations, the Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2.89%
1998

The Fund's highest and lowest quarterly returns during this time period were:

Highest: 19.07% (quarter ending 12/31/98)
Lowest: -19.34% (quarter ending 9/30/98)

Average Annual Total Returns
For the periods ended December 31, 1998

                                            1 Year     Life*
STAAR Smaller Company Stock Fund (SCSF)      2.7%      10.4%
Russell 2000 Index1                         -2.6%      8.6%
Morningstar Small Co. Fds. Objective Avg. 2 -0.1%      10.6%

*Since the Fund's public inception on 5/28/97. The Fund was in existence from 4/4/96 to 5/28/97 as a private trust. There were no operational changes as a result of public inception, and performance data from private inception is available from Shareholder Services.

1 The Russell 200 Index is a broad index which consists of the 2000 smallest companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

2 The Morningstar Small Company Funds Objective Average is an average of the total returns of all funds tracked by Morningstar having that objective.



FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/98.

Annual Operating Expenses (deducted from fund assets)
   Management Fees 1                                               0.90%
   12b-1 Fees (for distribution and service) 2                     0.25%
   Other Expenses 3                                                0.09%
   Total Annual Fund Operating Expenses                            0.99%

   1 Management fees include services in addition to investment advisory services, including shareholder, transfer agency, accounting, custodial, legal and other services.
These services are included in the Advisory Agreement.

   2 These are maximum fees. The Fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. These fees may not exceed .25% annually of average net assets. The plan was presented to shareholders via mail on August 26, 1998 and voted on and approved by them on September 3, 1998. Sales of shares subject to 12b-1 fees in 1998 were insignificant. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

   3 Other expenses may include trustee compensation, federal and state filing fees and other expenses as approved by the trustees. Filing fees are required by states for the privilege of selling shares in those states.

   4 This is a "fund of funds". The management fees and expenses of other mutual funds owned by the SCSF are not shown in the above table. The expense ratios of the other mutual funds owned by the SCSF in 1998 ranged from .89% to 1.70% with a median at 1.04%. These include 12b-1 fees paid by some of the funds owned by the SCSF.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested and that the fund's operating expenses stay the same. Any 12b-1 fees paid by the Fund are included.

Year 1  Year 3  Year 5  Year 10
$99     $312    $547    $1245


INVESTMENT STRATEGIES AND RELATED RISKS
     The Smaller Company Stock Fund's objective is to produce long term growth of capital by investing primarily in common stocks of U.S. based small and mid-sized companies, including other mutual funds that invest primarily in such stocks. Smaller companies are defined as those having a market capitalization
(size) of less than $3 billion. "MicroCap" stocks with market capitalization of under $100 million may also be owned.
     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a broadly diversified mix of investment styles and portfolios. Open-end, closed-end as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions the Fund will invest at least 65% of its assets in these types of investments.
     In terms of investment styles, the fund will generally employ a mix of growth and value managent, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.
     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.
     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.
	In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.
     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Fund's manager or the managers of other mutual funds owned by the Fund may employ derivatives, though such instruments will normally represent a very small portion of the Fund's portfolio, i.e. less than 5%. Derivatives are securities that derive their value based on the value of another asset. Examples include, but are not limited to options and futures contracts.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stocks have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Changing economic and political conditions -- The stock market and/or individual stocks can be adversely affected by changes in the economy or politics. Recessions, downturns in a particular industry or changes in tax or regulatory laws can cause share values of the Fund to decrease.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

Year 2000 Issues
     The Fund could be adversely affected if the computers used by the Trust or any of its third-party service providers do not properly process date-related information. The Trust and its managers recognize the importance of this problem and they have diligently taken steps to address it. In-house systems have been tested, contingency plans formulated and inquiries have been made to all service providers. The manager has considered the effect of Y2K risks to each of the securities underlying the portfolio. In the case of other mutual funds owned by the Fund, inquiry has been made as to their Y2K preparation.
     The interdependencies on multiple computer systems are significant. While we are confident that our internal systems will be compliant, and that most of our service providers are expressing similar confidence, there can be no assurance or guarantee that there will be no interruptions, delays or other adverse effects on the Funds.

FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

Selected Per-Share Data

                               Year End December 31
                                           1998    1997*

Net asset value beg. of period             $11.45  $10.32

Net investment income                      -0.05   -0.02

Net realized and unrealized
gains on securities                        0.38    1.47

Total income from investment operations    0.33    1.44

Dividends from net investment income       0.00    0.00

Distributions from capital gains           -0.33   -0.32

Total Distributions                        -0.33   -0.32

Net asset value, end of period             $11.45  $11.45

Total return (%)                           2.9%    13.92%*

Ratios/Supplemental Data

Net assets at end of period (in $1000's)   $1613   $1177
Ratio of expenses
to average net assets (%)                  0.99%   1.02%

Ratio of net investment income
to average net assets (%)                  -0.47%  -0.18%

Portfolio turnover rate                    6.45%   4.04%


* Data shown for 1997 is not representative of a full year's operation because the public inception date of the six series funds was May 28, 1997.

RISK/RETURN SUMMARY

International Fund (INTF)
     A fund of funds investing primarily in stocks of companies in countries outside the United States, including emerging markets.

GOAL:  Long term growth primarily through investments in international stocks.

PRINCIPAL INVESTMENT STRATEGIES:
     The Fund invests primarily in other mutual funds in that invest in stocks of foreign countries, including emerging markets.
     A strategic goal is to maintain a broad mix of countries and industries. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower exposure to geographical regions and/or industry sectors. Under normal conditions, at least 65% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks.
     In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style.
Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.
     At least 65% of the Fund's assets will be in foreign stocks or other mutual funds that hold predominantly foreign stock. Occasionally, a global fund having some U.S. investments may be included. The majority of the Fund's investments will be in the stocks of developed nations outside the United States.
     Emerging markets are considered an increasingly important component of the global economy. Therefore, the Fund's strategy includes ongoing investments in developing countries. The Fund may not invest more than 35% of the Fund's assets in emerging markets.

TEMPORARY INVESTMENTS
The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in international stocks as described above.

MAIN RISKS:
     It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general international stock market declines or if the markets in specific countries decline. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy specific securities, sectors or regions. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations. In addition, some countries are not as compliant as the U.S. regarding the Y2K computer problem, which could add some risk to this Fund.


PERFORMANCE:

BAR CHART & TABLE

The following bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. While the Fund has less than two full years of operations, the Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


3.3%
1998

The Fund's highest and lowest quarterly returns during this time period were:

Highest: 16.48% (quarter ending 12/31/98)
Lowest: -16.70% (quarter ending 9/30/98)

Average Annual Total Returns
For the periods ended December 31, 1998

                                        1 Year     Life*
STAAR International Fund (INTF)         3.3%       -1.6%
MSCI EAFE Index1                        20.0%      8.7%
Morningstar Foreign Stock Fds.
  Category Avg.2                        12.7%      3.5%
Morningstar Diversified
  Emerging Mkts. Fds. Category Avg.3    -26.9%    -25.5%

1 The MSCI EAFE index is a broad international index widely accepted as a benchmark for international stock performance. It consists of an aggregate of 21 individual country indexes, which represent the major world, markets. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

2 The Morningstar Foreign Stock Funds Category Average is an average of the total returns of all funds tracked and categorized as such by Morningstar.

3 The Morningstar Diversified Emerging Markets Funds Category Average is an average of the total returns of all funds tracked and categorized as such by Morningstar.


*Since the Fund's public inception on 5/28/97. The Fund was in existence from 4/4/96 to 5/28/97 as a private trust. There were no operational changes as a result of public inception, and performance data from private inception is available from Shareholder Services.


FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/98.

Annual Operating Expenses (deducted from fund assets)
   Management Fees 1                                               0.90%
   12b-1 Fees (for distribution and service) 2                     0.25%
   Other Expenses 3                                                0.09%
   Total Annual Fund Operating Expenses 4,5                        0.99%

   1 Management fees include services in addition to investment advisory services, including shareholder, transfer agency, accounting, custodial, legal and other services.
These services are included in the Advisory Agreement.

   2 These are maximum fees. The Fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. These fees may not exceed .25% annually of average net assets. The plan was presented to shareholders via mail on August 26, 1998 and voted on and approved by them on September 3, 1998. Sales of shares subject to 12b-1 fees in 1998 were insignificant. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

   3 Other expenses may include trustee compensation, federal and state filing fees and other expenses as approved by the trustees. Filing fees are required by states for the privilege of selling shares in those states.

   4 This is a "fund of funds". The management fees and expenses of other mutual funds owned by the INTF are not shown in the above table. The expense ratios of the other mutual funds owned by the INTF in 1998 ranged from .86% to 2.11% with a median at 1.12%. These include 12b-1 fees paid by some of the funds owned by the SCSF.


   5 Foreign taxes paid are not shown here.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested and that the fund's operating expenses stay the same. Any 12b-1 fees paid by the Fund are included.

Year 1  Year 3  Year 5  Year 10
$99     $312    $547    $1245


INVESTMENT STRATEGIES AND RELATED RISKS

     The International Fund's objective is to produce long term growth of capital by investing primarily in equity securities in markets outside the United States, including emerging markets.
     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a mix of investment styles and portfolios that represent the broad international market, including small and developing countries. Open-end and closed-end funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Large, mid-sized and small companies may be owned.
     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.
     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style, region or industry sector as well as the risks inherent in having too few holdings.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Fund's manager or the managers of other mutual funds owned by the Fund may employ derivatives or utilize certain risk management techniques, such as currency hedging. Derivatives are securities that derive their value based on the value of another asset. Examples include, but are not limited to options and futures contracts.
	In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Foreign Securities -- Securities of entities located outside the U.S. involve additional risks that can increase the potential for losses. These include political changes and the fact that some countries may not require the same accounting and financial practices that are standard in this country. The fluctuation of foreign currencies against the dollar also can cause the value of an investment to decrease in dollar terms even if it does not fall in terms of its country's currency.

Emerging Markets -- While stock markets of smaller and developing countries offer excellent opportunities for growth, they also increase the potential for market volatility and investment losses due to political and economic turbulence.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

Year 2000 Issues
     The Fund could be adversely affected if the computers used by the Trust or any of its third-party service providers do not properly process date-related information. The Trust and its managers recognize the importance of this problem and they have diligently taken steps to address it. In-house systems have been tested, contingency plans formulated and inquiries have been made to all service providers. The manager has considered the effect of Y2K risks to each of the securities underlying the portfolio. In the case of other mutual funds owned by the Fund, inquiry has been made as to their Y2K preparation.
     The interdependencies on multiple computer systems are significant. While we are confident that our internal systems will be compliant, and that most of our service providers are expressing similar confidence, there can be no assurance or guarantee that there will be no interruptions, delays or other adverse effects on the Funds.
     The effect of Y2K in some foreign countries may be more severe than in the United States. Reliable information regarding compliance may be unavailable. This could expose the INTF to additional risk.

FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


Selected Per-Share Data

                               Year End December 31
                                           1998    1997*

Net asset value beg. of period             $10.50  $11.73

Net investment income                      0.07    0.12

Net realized and unrealized
gains on securities                        0.31    -0.78

Total income from investment operations    0.38    -0.66

Dividends from net investment income       -0.08   -0.10

Distributions from capital gains           -0.20   -0.47

Total distributions                        -0.28   -0.57

Net Asset Value, end of Period             $10.60  $10.50

Total return (%)                           3.3%    -5.64%*

Ratios/Supplemental Data

Net assets at end of period (in $1000's)   $1608   $1126

Ratio of expenses
to average net assets (%)**                0.99%   0.70%

Ratio of net investment income
to average net assets (%)                  0.65%   1.04%

Portfolio turnover rate                    2.30%   0.00%


* Data shown for 1997 is not representative of a full year's operation because the public inception date of the six series funds was May 28, 1997.
Advisory Fees of $.03 per share were waived in 1997.

** Does not include foreign tax paid of .18% in 1998 and .18% in 1997. Such ratios are after effect of advisory fees waived of 0% in 1998 and .35% in 1997.

RISK/RETURN SUMMARY

AltCat (Alternative Categories) Fund (ACF)
     A flexibly-managed, multi-asset global fund of funds investing primarily in assets which offer opportunities for growth of capital.

GOAL:  Long term growth through broadly diversified global investments.

PRINCIPAL INVESTMENT STRATEGIES:
     The Fund's main strategy is to identify investment opportunities that will participate in long-term or short-term trends. The Fund may invest in any kind of investment security allowable under securities laws. Under normal conditions, at least 65% of the Fund's assets will be invested in other mutual funds or securities that may or may not fit the general asset allocation categories of the other Funds in the Trust (IBF, LTBF, LCSF, SCSF and INTF).

TEMPORARY INVESTMENTS
     The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. Share values of the Fund can decrease in value if the U.S. stock markets or the markets in specific countries decline. Market values can fall for numerous reasons, including changing economic and political conditions, changes in currency values or simply because more investors have decided to sell than buy certain securities or categories of securities. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.
In addition, some countries are not as compliant as the U.S. regarding the Y2K computer problem, which could add some risk to this Fund.

PERFORMANCE:

BAR CHART & TABLE

The following bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. While the Fund has less than two full years of operations, the Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


-5.75%
1998


The Fund's highest and lowest quarterly returns during this time period were:

Highest: 8.32% (quarter ending 12/31/98)
Lowest: -12.06% (quarter ending 9/30/98)

Average Annual Total Returns
For the periods ended December 31, 1998

                                                    1 Year    Life*
STAAR AltCat Fund (ACF)                             -5.8%     -3.9%
Morningstar Multi-Asset Global Objective Avg. 1     9.0%      6.4%

*Since the Fund's public inception on 5/28/97. The Fund was in existence from 4/4/96 to 5/28/97 as a private trust. There were no operational changes as a result of public inception, and performance data from private inception is available from Shareholder Services.

1 The Morningstar Multi-Asset Global Funds Objective Average is an average of the total returns of all funds tracked by Morningstar having that objective.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/98.

Annual Operating Expenses (deducted from fund assets)
   Management Fees 1                                               0.90%
   12b-1 Fees (for distribution and service) 2                     0.25%
   Other Expenses 3                                                0.09%
   Total Annual Fund Operating Expenses 4,5                        0.99%

   1 Management fees include services in addition to investment advisory services, including shareholder, transfer agency, accounting, custodial, legal and other services. These services are included in the Advisory Agreement.

   2 These are maximum fees. The Fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. These fees may not exceed .25% annually of average net assets. The plan was presented to shareholders via mail on August 26, 1998 and voted on and approved by them on September 3, 1998. Sales of shares subject to 12b-1 fees in 1998 were insignificant. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

   3 Other expenses may include trustee compensation, federal and state filing fees and other expenses as approved by the trustees. Filing fees are required by states for the privilege of selling shares in those states.

   4 This is a "fund of funds". The management fees and expenses of other mutual funds owned by the ACF are not shown in the above table. The expense ratios of the other mutual funds owned by the ACF in 1998 ranged from .97% to 2.35% with a median at 1.32%. These include 12b-1 fees paid by some of the funds owned by the SCSF.

   5 Foreign taxes paid are not shown here.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested and that the fund's operating expenses stay the same. Any 12b-1 fees paid by the Fund are included.

Year 1  Year 3  Year 5  Year 10
$99     $312    $547    $1245


INVESTMENT STRATEGIES AND RELATED RISKS

     The AltCat Fund's objective is to produce long term growth of capital through broadly diversified global investment in securities that have the potential to participate in long-term or short-term trends. The projected increase in demand for energy by developing nations is an example of a long-term trend.
     The Fund may invest in any kind of domestic or foreign security allowable under securities laws.
     Mutual funds are owned by the ACF. They are chosen to provide a variety of investment styles and portfolios. Open-end and closed-end funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Large, mid-sized and small companies may be owned. The Fund may also purchase bonds, real estate investment trusts (REITs), mortgage securities preferred stocks, convertible securities and precious metals. Investments are chosen to provide a mix of investment styles and portfolios that represent a broad global investment market as opposed to any one market or index.
     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.
     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.
     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. Direct investments in derivatives are allowed, but normally would represent little or none of the direct assets held by the Fund, i.e. less than 5%. Derivatives are securities that derive their value based on the value of another asset. Examples include, but are not limited to options and futures contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging.

	In deciding to buy, hold or sell a particular security or mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund.
A fund and its manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund fails to perform up to expectations, it may be sold. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.
    As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:


Market Risk -- While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Foreign Securities -- Securities of entities located outside the U.S. involve additional risks that can increase the potential for losses. These include political changes and the fact that some countries may not require the same accounting and financial practices that are standard in this country. The fluctuation of foreign currencies against the dollar also can cause the value of an investment to decrease in dollar terms even if it does not fall in terms of its country's currency. To the extent that an investment is concentrated in a particular country or region, risk can be amplified.

Emerging Markets -- While stock markets of smaller and developing countries offer excellent opportunities for growth, they also increase the potential for market volatility and investment losses due to political and economic turbulence.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Debt Instruments -- To the extent that the Fund invests in any debt instruments, such investments would entail the risks associated with those instruments, including changes in interest rates, default risk and credit rating changes.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

Year 2000 Issues
     The Fund could be adversely affected if the computers used by the Trust or any of its third-party service providers do not properly process date-related information. The Trust and its managers recognize the importance of this problem and they have diligently taken steps to address it. In-house systems have been tested, contingency plans formulated and inquiries have been made to all service providers. The manager has considered the effect of Y2K risks to each of the securities underlying the portfolio. In the case of other mutual funds owned by the Fund, inquiry has been made as to their Y2K preparation.
     The interdependencies on multiple computer systems are significant. While we are confident that our internal systems will be compliant, and that most of our service providers are expressing similar confidence, there can be no assurance or guarantee that there will be no interruptions, delays or other adverse effects on the Funds.
     The effect of Y2K in some foreign countries may be more severe than in the United States. Reliable information regarding compliance may be unavailable. This could expose the ACF to additional risk.

FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


Selected Per-Share Data
                               Year End December 31
                                           1998    1997*

Net asset value beg. of period             $10.53  $10.68*

Net investment income                      0.13    0.11

Net realized and unrealized
gains on securities                        -0.73   -0.16

Total income from investment operations    -0.60   -0.05

Dividends from net investment income       -0.13   -0.09

Distributions from capital gains           -0.13   -0.01

Total distributions                        -0.26   -0.10

Net Asset Value, end of Period             $9.67   $10.53

Total return (%)                           -5.8%   -0.44%*

Ratios/Supplemental Data

Net assets at end of period (in $1000's)   $374    $307

Ratio of expenses
to average net assets (%) **               0.99%   0.77%

Ratio of net investment income
to average net assets (%)                  1.24%   1.00%

Portfolio turnover rate                    0.02%   2.74%


* Data shown for 1997 is not representative of a full year's operation because the public inception date of the six series funds was May 28, 1997.

** Does not include foreign tax paid of .05% in 1998. Such ratios are after effect of advisory fees waived of 0% in 1998 and .11% in 1997.

INFORMATION COMMON TO ALL OF THE FUNDS

MANAGEMENT

     STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA 15237 is the Fund's investment advisor. Mr. J. Andre Weisbrod, President of SFA, is the Portfolio Manager of each Fund and has been primarily responsible for all Funds'day-to-day management since inception. Mr. Weisbrod's experience includes management of these Funds since private inception on 4/4/96. He has been President and CEO of SFA since 1993, providing financial planning and investment advisory services to individual and corporate clients. He has also been a registered securities representative since 1983. His broker-dealer affiliation over the past five years has been with Hornor Townsend & Kent (through 7/1/98) and Olde Economie Financial Consultants (since 7/1/98). Additional information is provided in the Statement of Additional Information
(SAI), which may be obtained from Shareholder Services.
     As provided in the Advisory Agreement, SFA also provides other services (directly or indirectly) in addition to investment management, including transfer agency, shareholder services, accounting and legal services.

     The Funds paid the following fees to the Advisor in 1998 as a percentage of average net assets:


                 IBF     LTBF    LCSF    SCSF    INTF    ACF

1998 Fees        .49%    .60%    .90%    .90%    .90%    .90%


Management's discussion of Fund Performance may be found in the Annual and Semi-Annual Reports to Shareholders. These may be obtained from Shareholder Services.

Fund History
	The six Trust Funds were instituted as a private Pennsylvania business trust on 2/28/96. Investment operations began on April 4, 1996. The Trust's public operations began effective May, 28, 1997. Investment operations, including the Funds' investment management, existed in the same way before and after May 28, 1997. Information regarding operations prior to May 28, 1997 can be obtained from Shareholder Services.

Fund of Funds
     The Fund of Funds approach provides broader diversification of holdings as well as managers. However, owning other mutual funds within some of its Funds generally results in greater expenses for those Funds than if they held individual securities only. (See footnote 4 under Fees and Expenses in the RISK/RETURN SUMARY of the LCSF, SCSF, INTF and ACT.) Normally, this does not apply to the bond funds (IBF and LTBF); while they are not prohibited from doing so, they generally do not hold other mutual funds.


SHAREHOLDER INFORMATION

HOW FUND SHARES ARE PRICED
     The Net Asset Value (NAV) of a share of each Fund is calculated based on the closing price of securities on each day that the New York
Stock Exchange is open (normally 4:00 P.M. eastern time). The NAV is determined by dividing the total of each Fund's net assets by the total number of outstanding shares of each Fund. The Funds' Net Asset Values will not be computed for any days on which the market is closed, including national holidays (generally New Year's Day, Martin Luther
King Day, President's Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving and Christmas).
     The value of mutual funds held by any of the Funds will be that value provided by such funds according to the methods used by those funds.
Because of possible delays obtaining final pricing information regarding other mutual funds, the calculation of the NAV of each of the Trust's
Funds will generally be completed the morning of the next business day. Therefore, should any of the Funds be listed in newspapers, it is likely that the prices reported in the newspapers will lag the Funds' actual prices by one day.
     The Trust can take no responsibility for errors by other mutual funds in reporting their net asset values or by third party sources used for pricing.


BUYING SHARES

By Mail
     You may open an account using the written application form. Legible photocopies of the application form are acceptable if you desire to open more than one account. Special applications are needed for certain retirement accounts such as Traditional IRAs and Roth IRAs. These forms may be obtained through Shareholder Services.
     Mail the application with your check made payable to "STAAR Investment Trust" to the Shareholder Services address listed on the inside back cover of this prospectus. Do not forget to indicate on the Application the amounts or percentage of your check to be put in each Fund.

Through Your Registered Investment Representative
     Your representative can help you with forms and the processing of your check.

By Wire
     Call Shareholder Services for availability and instructions.

By Payroll Deduction
     You may be able to purchase shares through an Employer-Sponsored Plan.

NOTE: You are responsible for any losses or fees incurred by the trust or its Advisor or Transfer Agent or Custodian if an order is canceled because a check does not clear, and such costs may be deducted from your account.


MINIMUM INITIAL INVESTMENT

Regular Accounts: $10,000 to the entire Trust, which may be split among the Funds subject to a $1,000 minimum per Fund. The $10,000 minimum may be satisfied by multiple accounts held by the same investor or members of his or her immediate family who reside with him or her.

IRA Accounts: $1,000 to the entire Trust, which may be split among the Funds subject to a $250 minimum per Fund.

The Trust reserves the right to waive or reduce the minimum initial and additional investments for certain investors, including employer-sponsored retirement plans.


ADDING TO YOUR INVESTMENTS

By Mail
     You may add to your investment at any time by mailing a check payable to "STAAR Investment Trust" to Shareholder Services. You may use the convenient tear-off form on your statements or provide written instructions including the
account number.   Be sure to specify the amounts that should credited to each
Fund. If no instructions are received, allocation of your check will be made according to the most recent allocation instructions received.
     Minumum Amounts: Additional investments to regular accounts must be no less than $100 per Fund. If the total amount of the check is insufficient to meet the per Fund minimum, the deposit will be made in order of the largest Fund allocation according to the most recent allocation instructions received.

By Automatic Investment Plan
     You may establish an Automatic Investment Plan by filling out the appropriate form, which you may obtain from Shareholder Services. An Automatic Investment Plan authorizes direct monthly deposits from your bank account.
     Minumum Amounts: Additional investments to regular accounts must be no less than $50 per Fund. If the total amount of the check is insufficient to meet the per Fund minimum, the deposit will be made in order of the largest Fund allocation according to the most recent allocation instructions received.

EXCHANGING SHARES
     You may exchange shares of one Fund for another either by phone or by signed instructions mailed or faxed to Shareholder Services.

SELLING SHARES
     You can sell your shares on any day the Trust is open for business. Generally, you can sell up to $10,000 total from any Fund or combination of Funds over the phone or by a signed letter delivered to Shareholder Services. Be sure to include the signatures of all registered owners as on the original application or any subsequent change of authorized signatures. However, to protect you and the Trust, we may require written instructions with a signature guarantee for each owner if:

    - You are selling more than $10,000 worth of shares.
    - You want to have proceeds paid to someone who is not a registered owner.
    - You want to have the proceeds sent to an address other than the address of record or a pre-authorized account.
    - You have changed the address on your account by phone within the last 15 days.

     You may also redeem your shares through a broker-dealer if your shares are held through a broker-dealer account. In this case you must call your broker-dealer who will then execute your trade instructions. A broker-dealer may impose a separate fee for such transactions.

     Your redemption will be calculated at the share price equal to the Net Asset Value at the end of the day your request is received if it is received by Shareholder Services by 3:30 P.M. (Eastern Time). If the request is received after 3:30 P.M. or on a day the Trust is not open for business, it will be processed as of the close of the next business day.

     Your redemption check will generally mailed to you via first-class mail within seven days after we receive your request in proper form.
We will use Priority Mail or Overnight Mail if requested, but your account will be charged for this service.

	If you want to sell shares recently purchased by check or bank draft, your distribution may be held until your check or draft has cleared, which could take up to fifteen days from the purchase date.

                INVESTOR SERVICES

DISTRIBUTION OPTIONS
     You may choose one of the following options when you open your account. You may change your option at any time by notifying us in writing.

    -- Dividends and capital gains distributions are reinvested in additional shares. (This option will be assigned if no other option is selected.) -- Dividends and short-term gains in cash and long-term capital gains reinvested in additional shares.
    -- Dividends and capital gain distributions in cash.

Automatic Exchanges
     You may request automatic monthly exchanges from one Fund to another. The minimum is $100 per Fund.

Systematic Withdrawal Plan
     You may request automatic monthly withdrawals from a Fund. The minimum withdrawal amount is $100 per month per Fund.

TAX CONSEQUENSES
     For federal income tax purposes, distributions of investment income (including dividends and short-term gains) are taxable as ordinary income. Long-term capital gain distributions are eligible for reduced income tax rates. Investments in foreign securities may be subject to foreign withholding taxes. Distributions are taxable even if reinvested unless the account is a qualified retirement plan. You should consult your tax advisor regarding the effect of any investment on your taxes.
     An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Statements and Reports
     You will receive activity confirmations and statements that show your account transactions. You will also receive the Trust's Annual and Semi-annual Reports. Duplicate statements to an advisor may be requested.

                        POLICIES


Fees for Special Services
     The Trust may charge a reasonable fee to your account for certain special services, such as wire redemption, special mailing requests and producing historical records.

DISTRIBUTION ARRANGEMENTS
     The Trust Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares.
Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Time Limits For Crediting Purhases, Exchanges And Redemptions
     Orders received in proper order before the close of the New
York Stock Exchange (generally 4:00 PM, Eastern Time) will be credited at the closing share price on that day. Otherwise, the transaction will be processed at the closing share price on the next trading day.

Accounts With Low Balances
     The Trust reserves the right to close accounts with balances low enough to cause extra expense, which would be detrimental to other shareholders. Generally, this applies to any Fund account with a balance less than $500 in any one Fund. If the Trust elects to exercise this right, and if your account falls into this category, a letter will be mailed to you giving you the option of adding to your account, exchanging shares of the Fund for shares in another Fund to meet the minimum, or closing it within 30 days.

Changes in Investment Minimums
     At any time, the Trust may change its investment minimums or waive minimums for certain types of purchases.

Joint Accounts
     Where two individuals are registered as owners, the Trust will designate the ownership as "joint tenants with rights of survivorship" unless specified otherwise. All registered owners must agree in writing to any ownership changes.

Right to Reject Orders
     The Trust reserves the right to reject purchase, exchange or redemption orders which it considers not properly requested or where there is some doubt as to whether the proper owner has made the request or where the order involves actual or potential harm to the Trust. Potential harm could be caused by excessive orders during periods of market volatility or by large redemption or exchange orders which adversely affect the Fund's ability to manage its assets. The Trust may also impose limitations on the size and frequency of exchanges to protect Shareholders from potential adverse effects of market timing.


BROKERAGE ALLOCATION
     The Trustees and/or Manager may select brokers who execute purchases and sales of each Fund's securities and provide other brokerage and research services. The Funds are authorized to pay commissions to such brokers in excess of that which might be obtained with other brokers in recognition of services provided. Where a Fund owns other mutual funds, and such funds pay 12b-1 fees, these fees may be paid to brokers as part of their compensation. In 1998 approximately 60% of such commissions were received by Hornor Townsend & Kent and 40% by Olde Economie Financial
Consultants, Ltd.
The Trustees may authorize use of a broker-dealer that may have a relationship with officers or employees of the Advisor, whereby commissions and 12b-1 compensation can be paid to such officers or employees. Such an arrangement existed during the past fiscal year with Andre Weisbrod.

Back cover

Where to Learn More

Mailing Address: STAAR Investment Trust, 604 McKnight Park Dr., Pittsburgh, PA 15237.

Shareholder Services:  STAAR Financial Advisors, Inc.  800/332-7738 PIN 3371

E-mail Address: staar@iname.com

Web Site:  www.staarinvest.com

Statement of Additional Information (SAI)
     You may request the SAI, which contains more detailed information on all aspects of the Trust. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports
      Additional information about the Funds' investments is available in the Trust's annual and semi-annual Reports to shareholders. In the Trust's annual or semi-annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performances during their last fiscal year or semi-annual period.

The SAI, reports and other information about the Funds can be obtained at no charge from Shareholder Services. Call 1-800-332-9076, PIN 3370, or write to the address above. The information requested will be mailed to you within 3 business days from the time the request is received by Shareholder Services.

The SAI, reports and other information about the Funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. They may also be obtained or by calling the Commission's Public Reference Room (1-800-SEC-0330) or on the Commission's Internet Web Site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.

Investment Company Act File Number 811-09152

Item 10 - COVER PAGE AND TABLE OF CONTENTS

                                      PART B
                      STATEMENT OF ADDITIONAL INFORMATION



                              THE STAAR INVESTMENT TRUST


                           Intermediate Bond Fund (IBF)
                           Long-Term Bond Fund (LTBF)
                           Larger Company Stock Fund (LCSF)
                           Smaller Company Stock Fund (SCSF
                           International Fund (INTF)
                           AltCat Fund (ACF)



                              604 McKnight Park Drive
                               Pittsburgh, PA  15237
                                  (412) 367-9076


         This Statement of Information is not a prospectus. It relates to the Prospectus of the Staar Investment Trust (the "Trust") dated

    September 10, 1999,

    as supplemented from time to time.

         This Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus can be obtained by writing to the Trust at the above address or by telephoning the Trust at 1-800-33ASSET, P.I.N. 3370.


    The prospectus and annual/semi-annual reports may be incorporated into this SAI by reference.

                               Date: September 10, 1999

  Page 1
                              THE STAAR INVESTMENT TRUST
                             STATEMENT OF ADDITIONAL INFORMATION
                                 TABLE OF CONTENTS

                                             Page

                              PART B:

    General Information And History          2


    Description of the Funds and
    Their Investments and Risks              2



    Management of the Funds                  3



    Control Persons and Principal Holders
         of Securities                       3



    Investment Advisory and Other Services   3

    Brokerage Allocation and Other Practices 4

    Purchase, Redemption and Pricing of
     Securities Being Offered                4

    Tax Status                               4

    Calculation of Performance Data          5

    Other Information                        5

    Financial Statements                     6

                            PART C

    Other Information                        21


    Item 12 - HISTORY

              The Registrant, STAAR Investment Trust (the Trust), is an open-end, management investment company including six series
Funds. It was formed on February 28, 1996 as a private Pennsylvania business trust for the purposes of commencing business as an investment company under the name STAAR System Trust. It had engaged in no prior business activities. Its public registration became effective on May 28, 1997. The name was changed to STAAR Investment Trust on April 3, 1998. There has been no material change in operations since the beginning of investment operations on April 4, 1996.


Item 12 - DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

         As described in the prospectus, the Trust consists of six series Funds, each of which has its own objectives, policies and strategies designed to meet different investor goals. The information below is provided as additional information to that already provided in the prospectus.

    The Funds are:


                           Intermediate Bond Fund (IBF)
                           Long-Term Bond Fund (LTBF)
                           Larger Company Stock Fund (LCSF)
                           Smaller Company Stock Fund (SCSF
                           International Fund (INTF)
                           AltCat Fund (ACF)


         Each Fund has adopted certain fundamental investment policies.
    These fundamental investment policies cannot be changed unless the change is approved by (a) 66 2/3% or more of the voting securities present in person or by proxy at a meeting (if the holders of 50% or more of the outstanding securities are present in person or by proxy) or (b) more than 50% of the outstanding voting securities of the Fund, whichever is lesser. The fundamental policies provide, in addition to those listed in the prospectus, as follows:

              (1) No Fund of the Trust issues different classes of securities or securities having preferences of seniority over other classes.

               (2) The Trust will not engage in Short Sales (borrowing stock from someone else and selling it in anticipation of the price going down, at which time it is repurchased and returned to the lender). However it is possible that managers of other open or closed end funds owned by a Trust Fund may employ short sales.


         (3) The Trust will not purchase securities with borrowed money (or margin). The Trustees will attempt to avoid purchasing shares of any other mutual funds which utilize margin purchases other than in amounts less than five (5%) percent of its portfolio. In general, the policy of the registrant is to avoid debt. It will not borrow money, except where it would become necessary to allow the Trust to maintain or improve its day-to-day operations in the interest of Fund shareholders. For that purpose, the Trust may obtain a line of credit or obtain specific financing from a bank, other financial institution or individual(s).

        (4) The Trust will not act as an underwriter of other issuers, except to the extent that in selling portfolio securities, it may be deemed to be a statutory underwriter for the purposes of the Securities Act of 1933.

         (5) Except for investments in the mutual fund or Investment Company industry, the Funds will not make investments that will result in a concentration (as that term is defined in the 1940 act or any rule or order under that Act) of its investment securities of issuers primarily in the same industry; provided that this restriction does not limit the investment of the fund assets in obligations issued or guaranteed by the U.S. Government, its agencies or in tax-exempt securities or certificates of deposit.

         (6)The purchase of real estate is permitted in the AltCat (ACF)
    Fund. The majority of any real estate holdings, if any, will be in Real Estate Investment Trust (REITs) and / or real estate-oriented mutual funds, thereby preserving a high degree of liquidity that is not possible with other forms of real estate ownership. However, if a special situation arises which the Trustee considers to be advantageous to the Fund, a real estate asset with limited liquidity may be owned as long as it does not exceed five percent (5%) of the total value of the Fund at the time of purchase. If other assets decline in value so as to force such an asset to exceed five percent (5%), the Trustees will attempt to sell the asset if a favorable price can be obtained. However, if it is not in the best interest of the shareholders the Trustee may delay such sale until a more favorable time.

               The purchase of real estate mortgage loans is permitted in the Bond Funds (IBF and LTBF) and the AltCat Fund (AFC). Such mortgages will generally be in government agency backed loans such as GNMA ("Ginnie Mae") loans. However, a minority of mortgage securities owned by a Fund may be in non-government agency backed loans.

         (7) Commodities and Precious Metals or securities and contracts deriving their value from Commodities and Precious Metals may be purchased only in the AltCat Fund and not in the other Funds.

          (8) Trust Funds may not loan cash or portfolio securities to any person. However, this does not prevent managers of other mutual funds owned by a fund from making such loans within their portfolios.

           (9) The Trust and any managers it employs may use Derivatives, which are financial instruments which derive their values from the performance of another security, assets or index. Derivatives include options and future contracts.

         The writing of Put and Call options are permitted by the Trust and any managers it may employ. However, the use of such options is to represent a minority of any managers activity, and will be employed in a conservative manner to protect a profit or offset losses in the event of projected significant price reductions. The Trustees or a manager employed by them may purchase a Put, which provides the right to sell a security to another party at a predetermined price within a period of time. Similarly a Call option may be purchased which provides the right to purchase a security at a predetermined price within a period of time. A Call option may also be sold to another party. Such options will be "covered", meaning the Fund owns an amount of the underlying security equal to or greater than the amount of the security represented in the option. Put options will not be sold because, in the Advisor's opinion, they expose a Fund to additional risk, which The Trustees wish to avoid.
    Similarly, options based upon indexes or other assets, such as commodities, may be purchased to protect a portfolio, but not sold where a Fund would be required to pay cash to another party based upon a future price change. Any mutual funds owned by a Fund will be screened to determine if such mutual funds' policies on options, futures, margin or other strategies differ greatly from that of the Trust; however, the Trustees will not be able to control the use of such strategies by mutual funds. Therefore, at any given time a Fund's risk could be increased to the extent managers of other mutual funds employ these kinds of strategies in a manner inconsistent with the Trust's policies.

          (10) The Funds may take temporary investment positions when the manager(s) believes the market or economy is experiencing excessive volatility or when such volatility is considered a significant risk.
These investments may include, but are not limited to, cash and cash equivalents, money market instruments or funds and U.S. Treasury obligations. Under such circumstances the Fund(s) may be unable to pursue their investment goals.

          (11) There are no restrictions regarding portfolio turnover. While the trust recognizes that a higher portfolio turnover will, in most cases, increase expenses, there are times when a high turnover may be justified, either to protect a portfolio against certain kinds of risks or to take advantage of opportunities presented by market conditions. In general, the Trust's objective is to keep expenses, and, therefore, turnover, as low as possible. This objective will be considered when screening other mutual funds for possible inclusion in a Fund's portfolio.


         The Trust has certain non-fundamental policies which may be changed by the Trustees. Among these are the following:
              1) No Fund may invest in securities for the purpose of exercising control over or management of an issuer; or
              2) purchase securities of a closed-end or other investment company where the shares are not registered in the United States pursuant to applicable securities laws.
              3) The Fund portfolios shall each not invest more than 10% of the value of its respective total assets in illiquid securities or other illiquid assets.



Item 13 - MANAGEMENT OF THE FUNDS

    Trustees

     The board of trustees is responsible for providing and overseeing management, operations and shareholder services for the Funds under the applicable laws of the commonwealth of Pennsylvania. The board generally meets quarterly to review Fund operations, performance and any appropriate issues and to take action as needed.

    Name                    Position Held               Principal Occupation(s)
    & Address               With Registrant             during Past 5 Years


    J. Andre Weisbrod*      President                   President, STAAR
                                                        Financial Advisors, Inc.
                                                        (Investment Advisor to
                                                        the Trust)
                                                        Pittsburgh, PA

    Ronald G. Benson*       Secretary                   Business Consultant,
                                                        Regional Director,
                                                        Fellowship of Companies
                                                        for Christ,International
                                                        Pittsburgh, PA

    Jeffrey A. Dewhirst     Trustees                    Investment  Banker
                                                        Principal, Corporate
                                                        Finance Associates
                                                        Sewickley, PA

    Thomas J. Smith         Trustee                     President & CEO,
                                                        Capmasters, Inc.
                                                        (A marketing firm)
                                                        Pittsburgh, PA

    John H. Weisbrod*1      Trustee                     Retired President of
                                                        Sea Breeze Laboratories


* These people are interested persons.
1 John H. Weisbrod is the father of J. Andre Weisbrod

Compensation
    Each Trustee was compensated at the rate of $225 per quarter in 1998.

Indemnification
         The Declaration of Trust and the By-Laws of the Trust provide for indemnification by the Trust of its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless it is finally adjudicated that they engaged in willful misconduct, gross negligence or reckless disregard of the duties involved in their offices, or did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust and the Funds.

    As a group, the board and officers of the Trust owned Fund Shares as follows:

Fund              % Owned
IBF               1.48%
LTBF              2.53%
LCSF              4.11%
SCSF              7.55%
INTF              7.52%
ACF               3.53%



Item 14 - CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    There are no Control Persons or Principal Holders to report.


Item 15 - INVESTMENT ADVISORY AND OTHER SERVICES

          The Advisor to the Trust is STAAR Financial
    Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA
    15237.  The President and principal owner of SFA is J. Andre
    Weisbrod.
    He is also on the Board of Trustees of the STAAR Investment Trust.
    No other stockholder of the Advisor owns 5% or more of the Advisor.
          John H. Weisbrod, member of the Board of Trustees, is a minority stockholder of the Advisor and father of J. Andre Weisbrod.


              Fees to be paid to the Advisor by terms of the Advisory Agreement (including "management-related service contract" provisions) are as follows: The Trust will pay the Advisor a fee based on the average daily assets in each Fund monthly as follows:


                            Monthly Rate*    Annualized*   1998 Amount Paid
    INTF                    .0750%           .90%          13,319
    LCSF                    .0750%           .90%          15,017
    SCSF                    .0750%           .90%          12,940
    LTBF                    .0600%           .72%           3,017
    IBF                     .0525%           .63%           3,973
    ACF                     .0750%           .90%           3,306


         *These are maximum fees and will be accrued daily and paid at the closing of the last business day of the month. The Advisor has agreed to waive fees as needed to keep advisor fees plus any 12(b)-1 fees from exceeding 1% of average net assets through 2000.

     Under the Advisory Agreement and fees listed above, SFA also provides, directly or indirectly, and pays for other services. These include transfer agency, shareholder services, custody services, fund accounting, compliance, printing, advertising and general overhead.

TRANSFER AND DIVIDEND-PAYING AGENT
    STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr.,
Pittsburgh, PA 15237.


CUSTODIAN
    Firstar Bank, 425 Walnut St., M/L 6118, P.O. Box 1118, Cincinnati, OH 45201-1118

INDEPENDENT PUBLIC ACCOUNTANT
   Carson & Co., 201 Village Commons, Sewickley, PA 15143



Item 16 - BROKERAGE ALLOCATION AND OTHER PRACTICES

         Transactions in Fund portfolios will generally be made with regard to volume and other discounts to keep transaction expenses as low as possible. The Trust may use brokers with which higher commissions are paid than could be obtained elsewhere in return for research and other services. There is no restriction as to the number of broker-dealers the Trust may use.

         It is anticipated that the Trust will use Mr. J. Andre Weisbrod, President of the Advisor, as a broker for a portion of the Trust's transactions. It is anticipated that, over time, the fees paid by the Trust to the Advisor may be less due to Mr. Weisbrod's ability to receive income from a portion of the Trust's transactions, including 12b-1 fees paid by some mutual funds owned by Trust Funds.
         Mr. Weisbrod is currently affiliated as a registered representative with Olde Economie Financial Consultants, Ltd. 511 State St., Baden, PA 15005. Prior to 7/1/98 he was affiliated with Hornor Townsend & Kent, 600 Dresher Rd., STE C2C, Horsham, PA 19044.

          The criteria for selection of broker-dealers will include convenience, reasonableness of commissions, availability and selection of securities (i.e mutual fund selling agreements, bond inventories and access to exchanges), and value-added services provided (i.e. research and reports). At least once every two years, commission structures will be compared with at least two representative firms, including a full-service brokerage and a discount brokerage not currently used by the Trust. If the Trustees determine that any broker(s) currently used are not reasonable with regard to price and service, a change of such brokers will be made unless more favorable arrangements can be obtained.


Brokerage Commissions Paid


Broker-Dealer                  1997*          1998    % 1998 of Trades
Hornor Townsend & Kent         1,900          200     60%
Olde Economie Financial
      Consultants, Ltd             0          450     40%

NOTE: The commissions do not reflect payments to broker-dealers of 12b-1 fees and commissions on certain bonds purchased where amounts are not available on confirmation statements or are built into initial offerings.
It is estimated that between $10,000 and $12,000 of total commissions and 12b-1 fees were paid to these broker-dealers in 1998.


    12b-1 Plan

    Effective September 3, 1998
    the Trust has adopted a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board of trustees and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

    Among the activities to which 12b-1 expenses may be allocated are advertising, printing and mailing prospectuses to non-shareholders and compensation to broker-dealers for sales of shares and services to the Trust and shareholders.
    12b-1 expenses may not exceed .25% of a
Fund's average net assets annually. Any 12b-1 fees paid by the Trust, as a percentage of net assets, for the previous year are listed
In the prospectus under "Trust Expenses". Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Security Dealers, Inc.


Item 17 - CAPITAL STOCK AND OTHER SECURITIES

     There is only one class of shares issued by the trust. Each share has equal rights regarding voting, distributions and redemptions. Rights cannot be modified other than by a majority vote of shares outstanding.

Item 18 - PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

              Detailed information on Purchase and Redemption of Shares as well as Pricing is included in the Prospectus. The Trust may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven (7) days for (a) any period during which the New York
    Stock Exchange is closed or trading on the exchange is restricted; (b) for any period during which an emergency exists which makes it impossible or impractical for the Funds to dispose of securities owned by them or the Funds cannot determine the value of their respective net assets or for such other periods as the Securities and Exchange Commission may permit.

Item 19 - TAX STATUS

         The series Funds within the Trust intend to qualify as management investment companies for purposes of Subchapter M of the Internal
    Revenue Code and expect to be treated as a regulated investment company for income tax purposes.

Item 20 - UNDERWRITERS
    There are no underwriters of the Funds.


Item 21 - CALCULATION OF PERFORMANCE DATA

              Each Fund's performance will be calculated on a Total Return basis, which is the sum of any income paid and any realized or unrealized gain or loss of principal. From time to time, the Funds may publish their average total returns for periods of time. The formula for calculating such returns is as follows:


                                  P(1 + T)n = ERV


    where:

         P =  a hypothetical initial payment of $1,000
         T =  average annual total return
         n =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning at the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portions thereof) Other time periods may be used from time to time.

         Dividends and capital gains are assumed to be reinvested.

       Total Return Performance Since May 28, 1998 Inception



    			  IBF      LTBF     LCSF     SCSF     INTF     ACF


    Payment         $10,000  $10,000  $10,000  $10,000  $10,000  $10,000

    Av.Annualized
    Tot Ret         8.3%     12.8%    16.7%    10.4%    -1.6%    -3.9%

    Years: 5/28/97
    to 12/31/98     1.59     1.59     1.59     1.59     1.59     1.59

    Ending
    Value           11,348   12,111   12,797   11,708   9,748    9,386



         Where Yield is calculated, the following formula is used:

                       YIELD = 2 [(a-b + 1)6 - 1]
                                    cd

         where:

         a =  dividends and interest earned during the period.
         b =  expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.

       Yield Calculation 30 Days Ended 12/31/1998

    			    IBF      LTBF     LCSF     SCSF     INTF     ACF


    Divs &
    Int Earned        4901     3167     5568     10551    11991    4490

    Expenses
    Accrued           499      344      1458     1210     1252     304

    Avg. Shrs.
    Outstanding       95292    53710    136574   134561   145842   38521

    Max
    Offering
    price end
    of Period         10.45    11.16    12.99    11.45    10.60     9.67


    30 Day
    Yield             5.36%    5.72%    2.80%    7.39%    8.49%    13.86%

    NOTE: Since the LCSF, SCSF, INTF and ACF tend to receive most of their income in December, the 30 day yields may significantly overstate the annualized yields.



    OTHER INFORMATION

              The Prospectus and this Statement of Additional Information do not contain all of the information contained in the Trust's registration Statement. The Registration Statement and its exhibits may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

              Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any agreement or other document referred to are not necessarily complete and reference is made to the copy of the agreement or document filed as an exhibit to the Registration Statement for their complete and unqualified contents.

Item 22 - FINANCIAL STATEMENTS

    STAAR INVESTMENT TRUST
    FINANCIAL STATEMENTS
    DECEMBER 31, 1998

    CERTIFIED PUBLIC ACCOUNTANTS
    CARSON & COMPANY
    P.O. BOX 395
    201 VILLAGE COMMONS
    SEWlCKLEY, PA 15143
    (412) 741-8588
    FAX (412) 741-0833

    Independent Auditor's Report

    To the Shareholders and Trustees
    STAAR Investment Trust

    We have audited the statement of assets and liabilities, including the schedules of investments of STAAR Investment Trust (comprising, respectively, the Intermediate Bond Fund, Long Term Bond Fund, Larger Company
    Stock Fund, Smaller Company Stock Fund, International Fund and
    Alternative Categories Fund) as of December 31, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for the two years then ended, and the selected per share data and ratios for the periods indicated. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the STAAR Investment Trust as of December 31, 1998, the results of their operations and their cash flows for the year then ended, the changes in their net assets for the two years then ended, and the selected per share data and ratios for the periods indicated, in conformity with generally accepted accounting principles.

     Sewickley, PA
     February 26, 1999

              STAAR INVESTMENT TRUST
            STATEMENT OF ASSETS AND LIABILITIES
                     DECEMBER 31, 1998

                          ASSETS

                            IBF          LTBF        LCSF         SCSF
INTF        ACF

    Investments in
    securities,at value -   $ 1,239,273  $  606,264  $ 1,852,521  $ 1,614,078
$1,609,050  $ 374,005
    Cash (Not including
    money market funds)               0           0            0            0
0          0

    Interest Receivable          16,891       7,492          560           39
95        111

       Total Assets           1,256,164     613,756    1,853,081    1,614,117
1,609,145     374,116

         LIABILITIES
    Accounts Payable
   for Securities               102,148      15,116            0            0
0           0
    Accounts Payable -Other
    (Advisors, TTEE,
    12B-1 Fees)                     513         356        1,506        1,250
1,294         314

       Total Liabilities        102,661      15,472        1,506        1,250
1,294         314

   NET ASSETS               $ 1,153,503  $  598,284  $ 1,851,575  $ 1,612,867
$1,607,851  $  373,802
   Shares of Beneficial
   Interest Outstanding         110,356      53,612      142,510      140,866
151,734      38,641
   Net Asset Value
   Per Share                     $10.45      $11.16       $12.99       $11.45
$10.60       $9.67



    NOTE: The accompanying notes are an integral part of these financial statements.

         1 SST INTERMEDIATE BOND FUND  Portfolio Valuation Date 12/31/1998




    Quantity Description                UnitCost Price     Cost    MktVal
UnrealG/L  % of Val.


    205,758 Cash & Equiv.                100.00  100.00  205,758   205,758   0
16.6%

            Sub-Total Cash & Equiv.                      205,758   205,758   0
16.6%


            U.S. Treasury Obligations

    20,000  US Tr Nt 6.50 4/30/99        100.73  100.63  20,146    20,125
(21)       1.6%

    45,000  US Tr Nt 6.25 8/31/00         98.97  102.53  44,535    46,139
1,604      3.7%

    20,000  US Tr Nt 6.375 8/15/02       100.45  105.53  20,089    21,106
1,017      1.7%

    20,000  US Tr Nt 6.5 5/15/05         100.19  109.56  20,037    21,912
1,875      1.8%

    25,000  US Tr Nt 7.0 7/15/06         100.76  114.09  25,191    28,523
3,332      2.3%

    20,000  US Tr Nt 5.5 2/15/08         100.42  105.97  20,084    21,194
1,110      1.7%

    20,000  US Tr Nt 5.375 2/15/01       100.38  101.53  20,075    20,306
231      1.6%

    50,000  US Tr Nt 5.5 12/31/00        102.69  101.69  51,344    50,844
(500)       4.1%

            Sub-Total U.S. Treasury                      221,500   230148
8,648       18.6%

            Gov. Agency Obligations

    50,000  FHLMC Deb 6.49 12/19/05      100.70  102.00  50,350    51,000    650
4.1%

    60,000  FHLMC Deb 6.25 6/24/08       100.00  100.31  60,000    60,188    188
4.9%

    20,000  Fed Hm Ln Bk 6.17  7/30/02   102.22  103.75  20,433    20,750    307
1.7%

    40,000  Fed Hm Ln Bk 5.94 1/30/01     99.82  100.06  39,929    40,025     96
3.2%

    40,000  Fed Hm Ln Bk 5.925 8/14/03   100.98  100.78  40,391    40,312
(79)       3.3%

    25,000  Fed Nat Mtg Ass 7.32 5/3/06  100.00  104.88  25,000    26,220
1,220      2.1%

    25,000  Fed Nat Mtg Ass 7.52 4/23/04 101.39  100.71  25,348    25,178
(170)      2.0%

    35,000  Fed Nat Mtg Ass 7.37 3/09/07 103.12  102.47  36,092    35,865
(227)      2.9%

    75,000  Fed Nat Mtg Ass 5.39 11/5/03  99.56   98.57  74,672    73,928
(744)      6.0%

    20,000  TVA Pwr 93Ser 6.125 7/15/03   97.00  102.19  19,400    20,438
1,038      1.6%

    13,000  TVA Pwr 95Ser 6.375 6/15/05   97.25  105.91  12,643    13,768
1,125      1.1%

            Sub-Total Gov. Agency                        404,267   407,671
3,404      32.9%

            Corporate Obligations

    25,000  Avco Fin Srv 7.375 8/15/01   102.00  104.96  25,500    26,240    740
2.1%

    30,000  Columb/HCA Hlth 6.87 9/15/03  98.63   98.54  29,588    29,652
(26)       2.4%

    20,000  DetEd SecMdTr59 6.27 3/15/00 100.00  100.82  20,000    20,164    164
1.6%

    20,000  IBM NT BkEntNC 7.25 11/01/02 102.14  106.94  20,427    21,388    961
1.7%

    25,000  M Lynch&Co Nts NC 8.0 2/1/02 103.50  106.85  25,875    26,713    838
2.2%

    15,000  Morg Stnly Nt 6.375 12/15/03  96.90  102.91  14,535    15,437    902
1.2%

    30,000  Stud Ln Mkt Ass 6.07 2/14/02  99.50  100.04  29,850    30,012    162
2.4%

    40,000  Disney Co Nts 6.375 3/30/01  102.79  102.82  41,117    41,128    11
3.3%

    20,000  BellSouth Comm 6.5 2/01/00   100.25  101.37  20,050    20,274    224
1.6%

    80,000  Ford Mtr Cr 6.0 1/14/03      102.84  101.82  82,268    81,456
(812)      6.6%

    40,000  Mellon Finl Co. 6.0 3/01/04  100.09  101.89  40,036    40,756    720
3.3%

    40,000  Sears Acc Corp 6.92 6/17/04  104.80  106.41  41,920    42,564    644
3.4%

            Sub-Total Corporate                          391,166   395,693
4,527      31.9%

    Total Account                                        1,222,693 1,239,273
16,580     100.0%

    See notes to financial statements

     2 SST LONG TERM BOND FUND Portfolio Valuation Date 12/31/98



    Quantity Description                  UnitCost  Price     Cost     MktVal
UnrealG/L  % of
Val.


    3,017   Cash & Equiv.                  1.00     1.00      3,017    3,017
0         0.5%

            Sub-Total Cash & Equiv.                            3,017    3,017
0         0.5%


            U.S. Treasury Obligations

    10,000  US Tr Nt 5.625 2/15/06          92.70   105.78    9,270    10,578
1,308     1.7%

    75,000  US Tr Nt 7.25 5/15/16          105.59   121.13    79,194   90,844
11,650     15.0%

    25,000  US Tr Nt 7.125 2/15/23         100.88   123.03    25,219   30,758
5,539     5.1%

    15,000  US Tr Nt 6.875 8/15/25          99.99   121.44    14,998   18,216
3,218     3.0%

    20,000  US Tr Nt 7.25 8/15/22          100.81   124.31    20,163   24,863
4,700     4.1%

    10,000  US Tr Nt 6.25 8/15/23          104.86   111.88    15,730   16,781
1,051     2.8%

            Sub-Total U.S. Treasury                           164,574  192,039
27,466    31.7%

            Gov. Agency Obligations

    20,000  FHLMC 7.375 10/25/11            99.50   101.34    19,900   20,269
369     3.3%

    35,000  FHLMC 6.85 5/14/13             100.28   101.41    35,099   35,492
393     5.9%

    30,000  FHLMC 6.42 8/19/13             101.26   100.72    30,378   30,215
(163)    5.0%

    25,000  FHLMC 6.7 2/15/11              102.94   101.81    25,734   25,453
(281)    4.2%

            Sub-Total Gov. Agency                             111,111  111,429
318     18.4%

            Corporate Obligations

    15,000  Bankamer Corp MTN 6.5 5/6/13   100.00   100.13    15,000   15,020
20     2.5%

    20,000  Bear St MtnTr798 7.4 11/20/17  100.00   100.13    20,000   20,014
14     3.3%

    15,000  Chase Man Corp MTN 6.5 5/6/13  100.25    99.58    15,037   14,937
(100)    2.5%

    35,000  Citicorp 7.2 9/15/10           102.38   101.47    35,831   35,514
(317)    5.9%

    20,000  Disney Mtn Semi 7.75 9/30/11   100.00   101.58    20,000   20,316
316     3.4%

    10,000  FPL Grp Cap Inc 7.625 5/01/13  100.26   103.84    10,025   10,384
359     1.7%

    40,000  Ford Mtr Cred MTN 7.0 9/20/10  101.00   102.35    40,400   40,940
540     6.8%

    25,000  GE Cap Corp 6.4 1/16/13         99.75   100.05    24,938   25,012
74     4.1%

    20,000  Gen Mot Corp Nts 7.10 3/15/06   99.31   108.40    19,861   21,680
1,819     3.6%

    15,000  Morgn Stnly Cap Gr 7.45 7/3/12 100.00   101.01    15,000   15,152
152     2.5%

    15,000  So.Westn Bell Deb 6.75 6/01/08  96.25   100.83    14,438   15,125
687     2.5%

    30,000  Xerox Cr Corp MTN 6.5 1/28/13  100.00   101.03    30,000   30,309
309     5.0%

    35,000  Xerox Cr Corp MTN 6.5 2/11/13  100.00   101.07    35,000   35,375
375     5.8%

            Sub-Total Corporate                               295,530  299,777
4,245   49.4%

    Total
    Account                                                   574,232  606,264
32,032    100.0%


    See notes to financial statements

  3 SST LARGER COMPANY STOCK FUND Portfolio Valuation Date 12/31/98

Quantity Description                      UnitCost Price   Cost     MktVal
UnrealG/L  % of Val.


    139,226 Cash & Equiv.                 1.00     1.00    139,226   139,226
0          7.5%


            Sub-Total Cash & Equiv.                        139,226   139,226
0          7.5%


            U.S. Large Co. Stock Fds

    5726    Bear Stearns S&P Stars A      20.42    22.97   116,900   131,525
14,625     7.1%

    1869    Clipper Fund                  69.35    75.37   129,604   140,857
11,253     7.6%

    2857    Franklin Growth Fund Cl 1     24.92    31.45   71,192    89,860
18,668     4.9%

    5007    Fundamental Investors Fund    25.09    28.92   125,604   144,800
19,196     7.8%

    1238    Janus Twenty Fund             44.87    53.30   55,538    65,972
10,434     3.6%

    31355   Putnam Investors A Fund       12.87    14.82   403,414   464,683
61,269     25.1%

    3877    Torray Fund                   35.08    36.48   136,023   141,444
5,421      7.6%

    6315    Washington Mutual Investors   25.54    32.91   161,308   207,843
46,535     11.2%

            Sub-Total Large Co. Stock Fds                  1,199,584 1,386,983
187,401    74.9%


            U.S. Large Co. Stock Unit Trusts

    9478    Peroni Top 10 Grwth Tr 98 Ser 9.96     11.89   94,372    112,728
18,356     6.1%


            Sub-Total Cash & Equiv.                        94,372    112,728
18,356     6.1%


            U.S. Larger Mid-Cap Stock Fds

    1630    Mairs and Power Growth Fund   69.81    92.68   113,821   151,108
37,287     8.2%

    1054    Strong Schafer Value Fund     60.18    59.29   63,416    62,475
(941)      3.4%

            Sub-Total Larger Mid-Cap Fds                   177,237   213,583
36,346     11.5%


    Total
    Account                                                1,610,418 1,852,521
242,103    100%

    See notes to financial statements

  4 SST SMALLER COMPANY STOCK FUND Portfolio Valuation
                                                            12/31/98


    Quantity Description                 UnitCost  Price   Cost      MktVal
UnrealG/L   % of

Val


    47864   Cash & Equiv.                 1.00     1.00    47,864    47,864
0           3.0%

            Sub-Total Cash & Equiv.                        47,864    47,864
0           3.0%


             U.S. Small Co. Stock Funds


    9261    Acorn Fund                    16.25    16.85   150,510   156,045
5,535       9.7%

    11156   Frnkln Small Cap Growth Fd I  20.27    22.57   226,080   251,788
25,708      15.6%

    9986    Ivy Emerging Growth Fund A    26.50    32.65   264,628   326,052
61,424      20.2%

    9103    SSGA Small Cap Fund           19.30    19.41   175,739   176,696
957         10.9%

            Sub-Total Small Co. Stock Fds                  816,957   910,581
93,624      56.4%


            U.S. Smaller Mid-Cap Stocks

    11323   Putnam Cap. Apprec. Fund A    22.70    22.66   257,028   256,585
(443)       15.9%

    5648    T Rowe Price New Horizons Fd  23.76    23.34   134,192   131,831
(2,361)     8.2%

            Sub-Total Smaller Mid-Cap Fds                  391,220   388,416
(2,804)       24.1%


            U.S. Microcap Stock Funds

    13838   Frnkln Microcap Value Fund I  19.42    19.31   268,678   267,217
(1,461)     16.6%

            Sub-Total U.S Microcap Funds                   268,678   267,217
(1,461)     16.6%


    Total
    Account                                                1,524,719 1,614,078
89,359      100%

    See notes to financial statements

  5 SST INTERNATIONAL FUND Portfolio Valuation Date 12/31/98

    Quantity Description                  UnitCost Price   Cost      MktVal
UnrealG/L  % of Val.


    32867   Cash & Equiv.                 1.00     1.00    32,867    32,867
0          2.0%

            Sub-Total Cash & Equiv.                        32,867    32,867
0          2.0%


            International Stock Funds

    5464    Europacific Fund              26.20    28.40   143,148   155,183
12,035     9.6%

    6339    Hotchkis & Wiley Int'l Fund   22.29    23.28   141,317   147,570
6,253      9.2%

    6496    Ivy International Fund        35.92    41.20   233,321   267,646
34,325     16.6%

    17088   Putnam Int'l Growth Fund A    18.22    19.23   311,355   328,600
17,245     20.4%

    10201   T R Price Int'l Stock Fund    13.64    14.99   139,150   152,919
13,769     9.5%

    22866   Templeton Foreign Fund I      10.04    8.39    229,559   191,844
(37,715)   11.9%

    9151    Warburg Pincus Int'l Eq Fd    19.35    17.79   177,065   162,804
(14,261)   10.1%

            Sub-Total International Fds                    1,374,915 1,406,566
31,654     87.4%


            Developing Markets Funds

    16468   Templeton Devel. Mkts Tr I    14.32    10.30   235,830   169,617
(66,213)    10.5%

            Sub-Total Cash & Equiv.                        235,830   169,617
(66,213)    10.5%

    Total
    Account                                                1,643,612 1,609,050
(34,562)    100%

    See notes to financial statements

  6 SST ALTCAT FUND Portfolio Valuation 12/31/98






    Quantity Description                  UnitCost Price   Cost      MktVal
UnrealG/L  % of Val.


    23829   Cash & Equiv.                 1.00     1.00    23,829    23,829
0          6.4%

            Sub-Total Cash & Equiv.                        23,829    23,829
0          6.4%


            U.S.Mid-Cap Stock Funds

    1091    Muhlenkamp Fund               34.49    37.65   37,618    41,062
3,444      11.0%


            Sub-Total U.S. Mid-cap Stock                   37,618    41,062
3,444      11.0%


            Global Small Co. Stock Funds

    2257    Mutual Series Discovery Fd I  18.44    17.19   41,615    38,801
(2,814)    10.4%

    446     Small Cap World Fund I        25.97    27.64   11,576    10,977
(599)      2.9%

            Sub-Total Global Small Co. Stock               53,191    49,779
(3,416)    13.3%


            Alternative Categories Fds

    484     Franklin Gold Fund I          14.50    7.72       7,020     3,737
(3,283)    1.0%

    1699    Frnkln Real Estate Sec Fd I   14.60    14.32     24,806    24,332
(474)    6.5%

    2715    Frnkln Nat. Resources Fd I    14.68    10.50     39,861    28,507
(11,354)    7.6%

    955     Invesco Strategic Tech Fd     31.41    34.99     30,000    33,419
3,419     8.9%

    6669    Ivy China Region Fund A       8.50     6.30      56,684    42,014
(14,670)    11.2%

    3802    Templeton Latin Amer Fund I   11.44    7.12      43,505    27,071
(16,434)    7.2%

    1276    Templeton Global Real Est I   14.45    13.67     18,426    17,438
(988)    4.7%

    1217    Vanguard Special Energy Fund  22.27    18.42     27,112    22,422
(4,690)    6.0%

    624     Vanguard Special Health Fund  75.18    96.85     46,881    60,396
13,515     16.1%

            Sub-Total Alternative Categories                 294,295   259,335
(34,958)   69.3%

    Total
    Account                                                 408,933   374,005
(34,928)    100%

    See notes to financial statements

    STAAR INVESTMENT TRUST
    STATEMENT OF OPERATIONS
    12 MONTH PERIOD ENDING DECEMBER 31, 1998
    (Total, Six Series Funds)

Investment Income            IBF      LTBF   LCSF     SCSF    INTF     ACF
    Mutual fund dividends
    (Including Money Market
    Funds)                   $1,881   $1,389 $20,717  $7,519  $26,850  $8,464
    Less: Foreign                 0        0       0       0   (2,650)  ( 227)
          Withholding Taxes
    Interest                 47,271   30,691       0       0        0       0
        Total Income         49,152   32,080  20,717   7,519   24,200   8,237

Expenses

    Investment advisory fees  5,006   3,620   15,017  12,940   13,319   3,306

    Directors fees, filing,
         tax                    715     452   1,502   1,294    1,332     337
    Interest                      0       0       0       0        0       0
    Marketing/Distrib. 12b-1     21       0       3       0        0       0
    Other Expenses                0       0     387       0        0       0
         Total Expenses       5,742   4,072  16,909  14,234   14,651   3,643
         Less: Fees Waived   (1,033)   (603)      0       0        0       0
         Net Expenses         4,709   3,469  16,909  14,234   14,651   3,643

Net Investment income       $44,443  $28,611  $3,808  -$6,715  $9,549  $4,594

Realized and unrealized
appreciation on Investments

   Realized long and short
    term capital gains       $1,639     $184  96,995  $47,489  $26,887 $4,944

   Unrealized appreciation
   (depreciation)             8,698   12,670  93,802  -13,187  -11,508 -39,359

   Net Realized and
   Unrealized Appreciation
   (Depreciation)            10,337   12,854 190,797  34,302   15,379  -34,415


   Net increase in net
   assets resulting from
   operations               $54,780  $41,465 $194,605 $27,587  $24,928 $(29,821)

    NOTE: The accompanying notes are an integral part of these financial statements.

   STAAR INVESTMENT TRUST
    STATEMENT OF CHANGES IN NET ASSETS


                            Intermediate Bond Fund     Long-Term Bond Fund
Large Co.  Stock Fund
                            Year Ended   Year Ended    Year Ended Year Ended
Year Ended Year Ended
                            12/31/98     12/31/97      12/31/98   12/31/97
12/31/98   12/31/97
Increase in net
assets from
operations:
  Investment income- net    $   44,443   $  24,816    $  28,611   $  16,027   $
3,808    $  20,711
Net realized gain on
  investments               $   1,639    $     416    $     184   $       0
$96,995    $  80,391
  Unrealized appreciation
  of investments            $   8,698    $   6,335   $  12,670    $  14,766
$93,802    $ 113,591

  Net increase in net
  Assets resulting from
  operations                $  54,780    $  31,567    $  41,465   $  30,793
$194,605   $ 214,693

Distributions to
shareholders from:
  Investment income         $( 39,696)   $( 19,525)   $(26,356)   $(14,600)   $(
5,139)  $( 20,697)
  Realized long term gains  $(  1,639)   $(    416)   $(   184)   $      0    $(
95,098) $( 80,391)
       Total distributions  $(41,335)    $( 19,941)   $(26,540)   $(14,600)
$(100,237) $( 101,088)

  Capital share
  transactions
    (Note 3)
       Purchases            $ 547,135    $ 485,679    $245,762    $ 93,954
$571,825   $ 367,927
       Redemptions          $( 70,349)   $( 150,849)  $(27,482)   $( 1,000)
$(190,149) $( 42,803)
       Reinvestment of
       dividends            $  40,840    $   19,941   $ 26,169    $ 14,600    $
99,911   $ 101,088
Net increase in net assets
  resulting from capital
  share transactions        $ 517,626    $  354,771   $244,449    $ 107,554
$481,587   $ 426,212
Total increase in
  net assets                $ 531,071    $  366,397   $259,374    $ 123,747
$575,955   $ 539,817

Net assets
  Beginning of period       $ 622,432    $  256,035  $ 338,910   $ 215,163
$1,275,620 $  735,803
  End of period             $1,153,503   $  622,432  $ 598,284   $ 338,910
$1,851,575 $1,275,620



    STAAR INVESTMENT TRUST
    STATEMENT OF CHANGES IN NET ASSETS (Cont.)


                            Smaller Co. Stock Fund     International Fund
AltCat Fund

                           Year Ended   Year Ended   Year Ended Year Ended
Year Ended  Year Ended
                           12/31/98     12/31/97      12/31/98   12/31/97
12/31/98    12/31/97
Increase in net
assets from
operations:
  Investment income- net   $(   6,715)  $   12,895    $  9,549   $  16,479    $
4,594  $  3,034
  Net realized gain on
  investments              $   47,489   $   19,460    $ 26,887   $  41,589    $
4,944  $      0
  Unrealized appreciation
  of investments           $(  13,187)  $  102,497    $( 11,508) $( 50,250)   $(
39,359)  $  1,692

  Net increase in net
  Assets resulting from
  operations               $   27,587   $  134,852    $ 24,928   $   7,818
$(29,821)    $  4,726

Distributions to
shareholders from:
  Investment income        $        0   $( 12,886)    $( 10,747) $( 16,453)   $(
4,797)  $( 2,968)
  Realized long term gains $( 41,988)   $( 19,460)    $( 26,887) $( 41,589)   $(
4,944)  $      0
       Total distributions $( 41,988)   $( 32,346)    $( 37,634) $( 58,042)   $(
9,741)  $( 2,968)

  Capital share
  transactions
    (Note 3)
       Purchases           $ 522,933    $ 389,837     $ 588,719  $ 520,694    $
148,419  $186,767
       Redemptions         $(114,493)   $( 14,389)    $(131,183) $( 21,228)
$( 52,039) $(8,496)
       Reinvestment of
       dividends           $  41,616    $  32,346     $ 37,328   $  58,042     $
9,741  $ 2,968
Net increase in net assets
  resulting from capital
  share transactions       $ 450,056    $ 407,794     $ 494,864  $ 557,508    $
106,121   $181,239
Total increase in
  net assets               $ 435,655    $ 510,300     $ 482,158  $ 507,284    $
66,559   $182,997

Net assets
  Beginning of period     $1,177,212   $  666,912     $1,125,692 $ 618,408    $
307,242   $124,245
  End of period           $1,612,867   $1,177,212     $1,607,850 $1,125,692   $
373,801   $307 242


    NOTE: The accompanying notes are an integral part of these financial statements.

    STAAR INVESTMENT TRUST
    STATEMENT OF CASH FLOWS
    YEAR ENDED DECEMBER 31, 1998

               IBF        LTBF       LCSF       SCSF       INTF       ACF
Net increase
in cash from
operations     $54,780    $41,465    $194,605   $27,587    $24,928    $(29,821)

Adjustments
required to
reconcile to
net cash
provided by
operating
activities:

Unrealized
(appreciation)
depreciation
of investments   (8,698)    (12,670)  (93,802)     13,187     11,508     39,359

(Increase)
decrease in:
Interest
Receivable
(Accum NII)      (6,292)     (2,974)          0         0          0          0

Increase
(Decrease)in:
Accrued
  Interest           139          91      (145)       266        277         78
Taxes Payable          0           0          0         0          0          0
Advisory/TTEE
  Fees               144         148        396       226        336         48
Accounts
  Payable        102,169      15,116          3         0          0          0

Net cash
provided by
Operating
activities      $142,242     $41,176   $101,057   $41,266    $37,049     $9,664

Cash provided
(used) by
investment
activities

   Investments
   Purchased   $(609,398) $(326,447) $(926,960) $(570,933) $(559,275) $(120,365)

   Sales or
   Redemptions   182,801     32,146    501,947     92,931     33,843         73

   Net(used)by
   investment
   Activity    $(426,597) $(294,301) $(425,013) $(478,002) $(525,432) $(120,292)

Cash provided
(used) by
financing
activities

Shareholder
Contributions   $547,135   $245,762   $571,825   $522,932   $588,719   $148,420

Shareholder
Redemptions
(including
amounts
Re-invested in
other Trust
Funds)           (70,349)   (27,482)  (190,149)  (114,493) (131,184)    (52,039)

Dividends
Declared         (41,336)   (26,540)  (100,237)   (41,988)  (37,634)     (9,741)

Dividends
reinvested by
shareholders       40,840     26,169     99,910     41,616    37,310       9,741

Net cash
provided by
financing
activities       $476,290   $217,908   $381,349   $408,068  $457,212     $96,381

Increase
(Decrease)
in Cash During
Period           $191,935  $(35,216)   $57,393   $(28,668)  $(31,172)  $(14,247)

Cash Balance -
beginning of
period            $13,823    $38,233   $81,833     $76,532    $64,039    $38,076

Cash Balance -
end of period    $205,758     $3,017  $139,226     $47,864    $32,867    $23,829

    NOTE: The accompanying notes are an integral part of these financial statements.

    STAAR INVESTMENT TRUST
    NOTES TO FlNANClAL STATEMENTS
    DECEMBER 31, 1998

    NOTE 1 - ORGANIZATION AND PURPOSE

    Staar Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996.

    The Trust is registered with the Securities and Exchange
    Commission under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.

    NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Trust consists of six separate series portfolios (funds). The funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

    The STAAR Intermediate Bond Fund
    The STAAR Long-Term Bond Fund
    The STAAR Larger Company Stock Fund
    The STAAR Smaller Company Stock Fund
    The STAAR International Fund
    The STAAR Alternative Categories Fund

    Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named. Each fund may invest in other open-end funds (mutual funds) as well as closed-end funds and individual securities.

    Security Valuation - Net Asset value for each portfolio is computed as of the close of business on each business day. New investments received during that day purchase shares of beneficial interest based upon the end-of-day Net Asset Value per share. Included in the end-of-day net asset valuation for each portfolio is the net asset valuation of all investee mutual funds as published on their respective web-sites or elsewhere. When applicable, equity securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value. There were no restricted securities owned by any of the portfolios as of December 31, 1998. Restricted securities and other securities for which quotations are not readily available will be valued at fair value as determined by the Trustees.

    Federal Income Taxes - The Trust complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and distributes all its taxable income to its shareholders. Therefore, no federal or state income tax provision is required.

    Distributions to shareholders - Dividends to shareholders are recorded on the ex-dividend date.

    Other - The Trust follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased, if significant, are amortized over the life of the respective securities.

    Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

    NOTE 3 - SHAREHOLDER TRANSACTIONS

    The declaration of Trust provides for an unlimited number of shares of beneficial interest, without par value. The declaration of Trust also established six series of shares which correspond to the six funds described in Note 2. During the years ended December 31, 1998 and 1997, 99% and 100% of dividends declared were reinvested by the respective owners of beneficial interest. Transactions in units of beneficial interest were as follows:


    STAAR INVESTMENT TRUST SHAREHOLDER TRANSACTIONS
    YEAR ENDED 12/31/98


    Fund   December 31, 1997 Balance   Sold    Reinvestment Of Dividends
Redemption    December 31, 1998 Balance

    Shares   Amount    Shares   Amount     Shares   Amount     Shares
Amount    Shares   Amount


    Intermediate
    Bond Fund     60,904   $ 605,200   52,286   $ 547,135   3,932   $ 40,840
(6,765)   $ (70,349)   110,356  $1,122,826

    Long-Term
    Bond Fund     31,339   $ 315,763   22,345   $ 245,762   2,372   $ 26,169
(2,445)   $ (27,482)   56,611   $ 560,212

    Larger
    Company
    Stock Fund    104,889  $1,131,829  45,157   $ 571,825   7,679   $ 99,910
(15,216)  $(190,149)   142,510  $1,613,415

    Smaller
    Company
    Stock Fund    102,877  $1,075,143  45,382   $ 522,933   3,628   $ 41,616
(11,000)  $(114,493)   140,886  $1,525,199

    International
    Fund          107,214  $1,145,174  53,791   $ 588,719   3,500   $ 37,310
(12,771)  $(131,184)   151,734  $1,640,019


    Alternative
    Categories
    Fund          29,151   $ 302,974   14,010   $ 148,420   1,001   $  9,741
(5,520)   $( 52,039)    38,641  $ 409,096


    Total
    Amount                 $4,576,083           $2,624,794          $ 255,586
          $(585,696)            $6,870,767




    STAAR INVESTMENT TRUST SHAREHOLDER TRANSACTIONS
    YEAR ENDED 12/31/97


Fund   December 31, 1996 Balance   Sold    Reinvestment Of Dividends
Redemption    December 31, 1997 Balance

    Shares   Amount    Shares   Amount     Shares   Amount     Shares
Amount    Shares   Amount


    Intermediate
    Bond Fund     25,692   $ 250,429   48,046   $ 485,679   1,976   $ 19,941
(14,811)   $ (150,849)   60,904  $605,200

    Long-Term
    Bond Fund     20,994   $ 208,209   9,035   $ 93,954   1,404   $ 14,600
(95)   $ (1,000)   31,339   $ 315,763

    Larger
    Company
    Stock Fund    69,302  $ 705,617  30,684   $ 367,927   8,312   $ 101,088
( 3,409)  $( 42,803)   104,889  $1,131,829

    Smaller
    Company
    Stock Fund     64,689  $667,349  36,619   $ 389,837   2,827   $ 32,346
( 1,259)  $( 14,389)   102,877  $1,075,143

    International
    Fund           57,465  $ 587,666  45,969   $ 520,694   5,528   $ 58,042
( 1,749)  $(21,228)   107,213   $1,145,174


    Alternative
    Categories
    Fund          12,129   $ 121,735   17,483   $ 186,767    282   $  2,968
(  742)   $(  8,496)    29,151  $ 302,974



    Total
    Amount                 $2,541,005           $2,044,858          $ 228,985
          $(238,765)            $4,576,083


    Net undistributed investment income (loss) for each fund as of December 31, 1998 was as follows:

    IBF     $14,097
    LTBF    $ 6,040
    LCSF    $(3,943)
    SCSF    $(1,691)
    INTF    $ 2,394
    ACF     $  (368)


    NOTE 4 - SUMMARY OF UNREALIZED GAINS AND LOSSES:

    Following is a summary of unrealized gains and losses for each portfolio as of December 31, 1998:

    <Caption
                                           _____Unrealized___
                                                                  Market
                          Cost        Gain     Loss       Net        Value

    Intermediate Bond     $1,222,693   19,159  $ (2,579)  $ 16,580   $1,239,273
    Long Term Bond           574,232   32,893      (861)    32,032   $  606,264
    Larger Company
    Stock Fund             1,610,418  243,044      (941)   242,103    1,852,521
    Smaller Company
    Stock Fund             1,524,719   93,624    (4,265)    89,359    1,614,078
    International Fund     1,643,612   83,627  (118,189)   (34,562)   1,609,050
    AltCat                   408,933   20,378   (55,306)   (34,928)     374,005
    TOTAL                 $6,984,607  $492,725 $(182,141) $310,584   $7,295,191


    NOTE 5 - INVESTMENT ADVISORY FEES AND OTHER
    TRANSACTIONS WITH AFFILIATES: Effective
    April 1, 1996, the Trust entered into a Master Investment Advisory Agreement with STAAR Financial Advisors, Inc., a related party
    (advisor). This agreement appointed the Advisor to act as investment advisor to the Trust on behalf of six series portfolios for a one year period. This agreement has subsequently been extended through April 1, 2000. The advisor furnishes investment management and advisory services (rate varies for each portfolio in accordance with a fee schedule ranging from .63% to .90% of average daily net asset value). During the years ended December 31, 1998 and 1997, the investment advisor waived fees as follows:

                               1998                    1997
                               Amount of               Amount of
    Fund                       FeesWaived              Fees waived
    Intermediate Bond Fund     $1,033                  $  561
    Long Term Bond Fund           603                     309
    Larger Co. Stock Fund           0                   3,793
    International Fund              0                   2,115
    AltCat Fund                     0                     175


    The president of the investment advisor is the organizer of the Trust. The agreement provides for an expense reimbursement from the investment advisor if the Trust's total expense for any series (fund), exclusive of taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses, for any fiscal year, exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified. The agreement also stipulates that all organization expenses of the Trust are paid by the investment advisor as well as certain marketing, legal and accounting and transfer and custodial services for the first two years and longer if approved by both parties on an annual basis.

    The STAAR Investment Trust is also charged 0.09% of the average daily net asset value for each Fund for various Trust expenses; from this the Trustees are compensated as a group at a rate of $1,125 per calendar quarter.

    Certain affiliated persons holding shares in the six portfolios purchased such shares at Net Asset value on respective dates of purchase. Those affiliated persons held aggregate investments in the respective portfolios as of December 31, 1998 as follows:


    Name              IBF      LTBF     LCSF      SCSF      INTF      ACF
    J. Andre Weisbrod
    (including
    immediate family
    and retirement
    accounts:         2413.727 842.374  5105.495  5879.099  5162.904  2644.742

    Other Trustees
    Of STAAR Invest-
    ment Trust:       1523.655 1243.018 5536.649  10318.688 10931.832 1163.396

    Employees of
    Investment
    Advisor, including
    retirement
    accounts:                0        0   36.183    262.014   237.569   36.096

    Total Shares:     3937.382 2085.392 10678.327 16459.801 16332.305 3844.234

    Value:            $41,146  $23,273  $138,711  $188,467  $173,122  $ 37,174


    Effective September 1, 1998, the Trust received approval of a 12b-1 arrangement which provides fee (commission) payments to broker/dealers who refer investors who become shareholders in the Trust. The fee structure is .5% for the bond funds and 1.0% for the stock funds over the first 12 months from date of purchase and .15% for bond funds and .25% for stock funds per year thereafter. Fees are calculated based on fair market values and are payable monthly the first 12 months and quarterly thereafter. Total 12b-1 expense for 1998 was $24.



    Supplementary Information - Selected Per Share Data and Ratios are provided In detail in the prospectus.

                EXAMPLE OF PRICE MAKE-UP

                  Using 12/31/1998 Data


                          IBF              LTBF         LCSF
SCSF           INTF           ACF

Total Assets              1,137,124.51     591,148.30   1,852,521.37
1,614,077.94   1,609,050.07   374,004.69

Total Interest               16,891.28       7,491.73         561.82
38.81          95.06       110.97

Expenses                       -513.67        -356.21      -1,506.30
-1,250.42      -1,293.86      -314.17

Total Net Assets         1,153,502.10     598,283.80   1,851,576.90
1,612,866.30   1,607,851.27   373,801.50

Shares Outstanding          110,355.83      53,611.18     142,510.12
140,886.38     151,734.42    38,641.27

Net Asset Value                10.4526        11.1597        12.9926
11.4480        10.5965       9.6736


Page 21
                                      PART C


                                 OTHER INFORMATION

    Item 23. EXHIBITS


    Exhibit
    Number

                 Description of Exhibit
    X(a)         Declaration of Trust of the Registrant

    X(b)         By-laws of the Registrant

     (c)         Not Applicable


    X(d)         Investment Advisory Agreement between
                 Registrant and Staar Financial Advisors,
                 Inc. (the "Advisor")

     (e)         Not Applicable

     (f)         Not Applicable

   XX (g)        Custodian Agreement between Registrant and StarBank.

    X (h)        Form of Transfer Agency and Shareholder Services
                     Agreement among Registrant and the Advisor (see (d) above)

    X (h)        Consent to Use of Name contained in (d) above

      (i)        Opinion of Counsel and Consent of Counsel

      (j)        Consent of Independent Accountants

      (k)        Not Applicable

      (l)        Not Applicable

  XXX (m)        Rule 12b-1 Plan

  XXXX(n)        Financial Data Schedule

      (o)        Not Applicable


    X -   Filed with Initial N-1A and incorporated herein by reference.
    XX - Filed with Pre-effective Amendment # 1 to Form N-1A and incorporated herein by reference.

    XXX - Filed with Proxy Statement in Post Definitive 14A filing

    XXXX - Filed with Form NSAR


Item 24 - PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. The Registrant does not have any subsidiaries.


Item 25 - INDEMNIFICATION

    Under the Registrant's Declaration of Trust and By-laws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connect with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and By-laws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the By-laws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant. Moreover, the Declaration of Trust and By-laws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits and proceedings, and certain liabilities that might be imposed as a result of such actions, suits and proceedings, to which they are parties by reason of being or having been such Trustees or Officers. The policy expressly excludes coverage for any Trustee or Officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

Item 26 - BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Staar Financial Advisors, Inc. (the "Adviser"), is a registered investment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations and other business entities.

    Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.


    Name                      Position with Advisor               Other
    Business





    J. Andre Weisbrod         President, Director        Registered
                                                         Representative
                                                         Olde Economie
                                                         Financial
                                                         Consultants, Ltd

    Charles Sweeney           Secretary & Director       Marketing Consultant
                                                         Graphic Arts Technology
                                                         Council; Before 1992
                                                         Graphic Arts Sales
                                                         Eastman Kodak
                                                         Company

    James A. Gordon           Director                   Retired


Item 27 - PRINCIPAL UNDERWRITER

               Inapplicable.

Item 28 - LOCATION OF ACCOUNTS AND RECORDS

    The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at its Pittsburgh office located at 604 McKnight Park Drive, Pittsburgh, PA, 15237. Certain records, including the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of the Registrant's custodian located as to the custodian, at FirstStar Bank, 425 Walnut St., M/L 6118, P.O. Box 1118, Cincinnati, OH, 45201-1118, and, as to the transfer and dividend disbursing agent functions, c/o of the Advisor at 604 McKnight Park Drive, Pittsburgh, PA, 15237.

Item 29 - MANAGEMENT SERVICES

               Inapplicable

Item 30 - UNDERTAKINGS

              Inapplicable



                              NOTICE

    "The Intermediate Bond Fund (IBF)," "The Long-Term Bond
    Fund (LTBF)," The Larger Company Stock Fund (LCSF)," "The Smaller Company Stock Fund (SCSF)," "The International Fund
    (INTF)," and "The Alternative Categories Fund (AltCat)" are the designations of the Trustees under the Declaration of Trust of the Trust dated February 28, 1996 as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Pennsylvania. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

    SIGNATURES

    Pursuant to the requirements of (the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant (certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh, and the State of Pennsylvania on the 8th day of September, 1999.



                                   The Staar Investment Trust

                                         Registrant



                                   By: J. Andre Weisbrod, Trustee


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



    Ronald G. Benson
    Trustee             September 8, 1999
    (Signature)          (date)



    Jeffrey A. Dewhirst
    Trustee             September 8, 1999
    (Signature)          (date)



    Thomas J. Smith
    Trustee             September 8, 1999
    (Signature)          (date)




    John H. Weisbrod
    Trustee             September 8, 1999
    (Signature)          (date)





    J. Andre Weisbrod
    Trustee             September 8, 1999
    (Signature)          (date)